THE STRONG
                                  ----------
                                    INCOME
                                     FUNDS
                       ================================
                       ANNUAL REPORT o OCTOBER 31, 1998
                       ================================

                      [PHOTO OF STRONG FUNDS BUILDING]


                        The Strong Corporate Bond Fund

                     The Strong Government Securities Fund

                        The Strong High-Yield Bond Fund

                        The Strong Short-Term Bond Fund

                  The Strong Short-Term High Yield Bond Fund


                                [STRONG LOGO]
                                STRONG FUNDS

                           LETTER FROM THE CHAIRMAN

Dear Strong Investor,
   The financial markets were moving along smoothly last summer when they suddenly struck an air pocket. After three straight years of 20%-plus returns, people had grown accustomed to their investments moving steadily upward. The collapse of the Asian and Russian economies brought us back to earth in a hurry

   Fortunately, our financial markets have been resilient. The turbulence we encountered last summer, while upsetting, turned out to be short-lived. As of Thanksgiving week, both the Dow and the S&P indexes had hit all-time highs.

   The rebound in financial markets came because the American economy is fundamentally strong. The U.S. accounts for roughly 25% of the world's GDP. Inflation is negligible, interest rates are falling, and unemployment is low. If you still harbor any doubt about how well the American economy stacks up against the rest of the world, take a trip to Asia (as I did in August) or, better yet, Russia. America, you'll soon conclude, is sitting in the economic catbird seat.

   Meanwhile, it also helps to remember that Asia was occupying the economic high ground not too many months ago. When bust follows boom, it arrives swiftly, without warning, and absolutely without mercy.

   It is at times like these--good times--when it makes sense to step back and assess your financial affairs. It's important to do so when things are good because, when things are bad, fear has a way of overpowering common sense. So, as you review your holdings, consider:

   * Since 1926, the stock market has averaged an 11% return annually. The last three years -- maybe four if 1998 finishes strong--have been a historical aberration.

   * Lately, most of us have loaded up on common stocks, giving inadequate attention to bonds and cash. We can help you bring "balance" to your portfolio with our new Guide to Building a Strong Portfolio.

   * In recent years, big Blue Chip stocks have dominated. It might be smart to take a long look at small- and mid-cap company stocks. Relative to large caps, they are cheap. Strong has a depth of expertise in small- and mid-cap stocks.

   * Inflation is low and interest rates may be headed lower yet. That creates an attractive climate for bonds. I suggest you take a good look at intermediate- and long-term, high quality bonds, both corporate and government.

   So, let last summer's "air pocket" serve as a reminder that nothing goes up--uninterrupted --forever. The market's recent run defies history. There have been turbulent times before and there will be disruption again. But now, while things are good, review your investments. If you need help, call the Strong Portfolio Specialists.

   At your convenience, of course.

                                              /s/ Dick

                                  THE STRONG
                                  ---------
                                    INCOME
                                    FUNDS

                       ================================
                       ANNUAL REPORT o OCTOBER 31, 1998
                       ================================

                               TABLE OF CONTENTS
INVESTMENT REVIEWS
     The Strong Corporate Bond Fund...........................................2
     The Strong Government Securities Fund....................................4
     The Strong High-Yield Bond Fund..........................................6
     The Strong Short-Term Bond Fund..........................................8
     The Strong Short-Term High Yield Bond Fund..............................10

BOND GLOSSARY................................................................12

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong Corporate Bond Fund......................................13
         The Strong Government Securities Fund...............................15
         The Strong High-Yield Bond Fund.....................................17
         The Strong Short-Term Bond Fund.....................................20
         The Strong Short-Term High Yield Bond Fund..........................23
         Statements of Assets and Liabilities................................25
         Statements of Operations............................................26
         Statements of Changes in Net Assets.................................27
         Notes to Financial Statements.......................................29

FINANCIAL HIGHLIGHTS.........................................................32
REPORT OF INDEPENDENT ACCOUNTANTS............................................34

                        ==============================
                        THE STRONG CORPORATE BOND FUND
------------------------==============================-------------------------

FUND
HIGHLIGHTS

o The Fund returned 6.84% for the year ended October 31, 1998. Our portfolio held up well during a difficult period, slightly outperforming its benchmark index for the year.

o The Fund increased its duration to 6.5 years, thus increasing interest rate sensitivity, to benefit from declining rates on government bonds. We also increased our holdings of high-quality, more liquid bonds.

o    Throughout much of the recent quarter,  the Fund invested in U.S.  Treasury
     and  high-quality   mort-gage  bonds,  which  performed  much  better  than
     corporate bonds during the months of August and October.

     ------------------------------------
               AVERAGE ANNUAL
               TOTAL RETURNS
               As of 10-31-98

              1-year       6.84%

              5-year       8.87%

             10-year       7.83%

     Since Inception       9.76%
        (on 12-12-85)
     ------------------------------------

               PORTFOLIO STATISTICS
                  As of 10-30-98

         30-day annualized
                  yield(1)      6.53%

       Average maturity(2)     11.9 years

                   Average
         quality rating(3)     BBB
     ------------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Jeffrey A. Koch           /s/ John T. Bender            /s/Ivor Schucking
Jeffrey A. Koch               John T. Bender                Ivor Schucking
Portfolio Co-manager          Portfolio Co-manager          Portfolio Co-manager

 ................................................................................

Different classes of bonds performed very differently during this past fiscal year due to economic and political crisis abroad. As the emerging market debt crisis turned into a Russian debt default, fixed income investors became very wary of the corporate and mortgage bond markets. U.S. and foreign financial institutions suffered large trading and loan losses as a direct result of the Russian debt default. This chain of events caused Treasury bonds to rally as investors looked for safe investments. As a result, the spread between corporate bond yields and Treasury yields approached levels not seen since 1990.

Our portfolio held up well during this difficult period. We increased our duration, and consequently, the portfolio's sensitivity to interest rate changes, to 6.5 years in order to benefit from declining rates in the government bond market. We also have been increasing the quality and liquidity of the holdings in the portfolio.

Throughout much of the recent quarter, we invested a portion of the fund in U.S Treasury and high-quality mortgage securities. These investments performed much better than corporate bonds during the months of August and October. We also lowered our exposure to the lower-wuality corporate market by shortening our

                                                         .......................
                                                            BOND PERFORMANCE

                                                               WAS DRIVEN

                                                               LARGELY BY

                                                              ECONOMIC AND

                                                            POLITICAL CRISIS

                                                                 ABROAD.
                                                         .......................
-------------------------------------------------------------------------------
*The Lehman Brothers Corporate BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated BAA by Moody' s Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

maturities in that sector. Our performance was hurt somewhat in September and October by our exposure to the underperforming finance and airline sectors. We have maintained our overweight positions in these sectors, believing that investors are overestimating the risks facing these companies.

Priced for recession, new corporate bond market valuation levels look extremely attractive for long-term investors. Spreads between corporate bond yields and Treasury yields are at or near levels not seen since 1990. However, by cutting interest rates, the Federal Reserve has begun to act to avert a severe contraction in credit. High short-term interest rates, combined with low rates of inflation, give the Fed room to maneuver, making a recession in 1999 appear less likely. Corporate bond investors are likely to be slowly rewarded as fears of widespread credit troubles in the U.S. economy abate.

Thank you for your continued investment in the Strong Corporate Bond Fund. We look forward to serving your investment needs in the future.

===============================================================================
                       GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-12-85 to 10-31-98
[GRAPH]

                                 Lehman Brothers       Lipper Corporate
                 THE STRONG        Corporate            Debts Funds
               CORPORATE BOND       Baa Bond             Bbb Rated
                    FUND              Index*               Index*

11-85             10,000            10,000                10,000
12-85             10,300            10,162                10,184
12-87             13,997            12,323                11,882
12-89             15,800            15,521                14,342
12-91             17,013            19,497                17,909
12-93             21,732            24,087                21,839
12-95             26,892            28,617                25,052
12-97             31,752            33,072                28,800
10-98             33,188            34,529                29,898
================================================================================

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Corporate Baa Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1985.
-------------------------------------------------------------------------------

1 From time to time, the Fund' s Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2    The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.



YOUR FUND'S
APPROACH

THE STRONG CORPORATE BOND FUND INVESTS FOR HIGH CURRENT INCOME WITH MODERATE SHARE-PRICE FLUCTUATION. THE FUND IS DESIGNED FOR LONGER-TERM INVESTORS SEEKING HIGHER INCOME THAN SHORTER-TERM BONDS OFFER AND WHO ARE WILLING TO ACCEPT MODERATELY HIGHER SHARE PRICE CHANGES. THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE CORPORATE BONDS, BUT MAY INVEST UP TO 35% OF ITS ASSETS IN ANY OTHER BOND CATEGORIES, INCLUDING GOVERNMENT AND MORTGAGE-BACKED BONDS. NORMALLY, THE FUND'S AVERAGE MATURITY WILL BE BETWEEN SEVEN AND 12 YEARS, WHICH MEANS ITS SHARE PRICE HAS HEIGHTENED SENSITIVITY TO CHANGES IN INTEREST RATES.
--------------------------------------------------------------------------------
MARKET
HIGHLIGHTS

o The Lehman Brothers Corporate BAA Bond Index, the Fund's benchmark index, returned 6.23% for the year ended October 31, 1998.*

o During the last several months, market volatility increased, which benefited investors in the safe haven U.S. Treasury market. Corporate bonds appreciated less than the Treasuries, recording their worst relative performance this decade.

o Bond performance was driven largely by economic and political crisis abroad. The emerging market debt crisis, the Russian default, and large losses for both U.S. and foreign financial institutions were the primary determinants of price movements in the market.

                      =====================================
                      THE STRONG GOVERNMENT SECURITIES FUND
----------------------=====================================---------------------

FUND
HIGHLIGHTS

o The Strong Government Securities Fund returned 9.05% for the 12 months ended October 31, 1998. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 9.34% for the same period.*

o The Fund increased its investment in Treasury bonds and reduced its holdings in mortgage-backed and corporate bonds, raising its overall credit quality. Nonetheless, mortgage and corporate issues still hurt the Fund's performance.

o We slightly increased the Fund's duration (interest-rate sensitivity) near the end of the year, anticipating cuts in interest rates. The Federal Reserve appears likely to make such cuts if emerging-market turmoil threatens to harm U.S. financial markets.

--------------------------------------------
               AVERAGE ANNUAL
                TOTAL RETURNS
               As of 10-31-98

               1-year      9.05%

               5-year      6.81%

              10-year      9.30%

      Since Inception      8.95%
        (on 10-29-86)
--------------------------------------------
          PORTFOLIO STATISTICS
             As of 10-30-98

  30-day annualized
            yield(1)     5.03%

 Average maturity(2)     8.1 years

             Average
   quality rating(3)     AAA
-------------------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/Bradley C. Tank                      /s/John T. Bender
Bradley C. Tank                         John T. Bender
Portfolio Co-manager                    Portfolio Co-manager

--------------------------------------------------------------------------------

After a long period of tranquility, economic and political developments abroad have produced significant volatility across all fixed-income (bond) markets. Over the past year, interest rates on Treasury securities have declined by approximately 1.25 percentage points, a substantial drop.

Rates declined rapidly in August and September after Russia defaulted on its government bonds. That event only fed the fears of investors already made skittish by problems in Asia and other international markets. Many investors responded by moving their assets to the safe haven U.S. Treasuries offer. This spike in demand drove the price of Treasuries upward, which has the effect of reducing yields. By the end of October, 10-year Treasury yields declined to 4.12%.

In contrast, demand for most corporate and mortgage securities declined, as did their prices. The resulting difference in total return between Treasuries and other types of bonds reached almost record proportions late in the fiscal year. Corporate bond prices have now dropped to levels not seen since 1990--despite a long period of domestic economic prosperity and rising corporate profits.

Three factors aided the Fund's performance in this volatile environment. First, we reduced our exposure to investment-grade corporate bonds early in the year. This was helpful in August and October, when corporate bonds dramatically underperformed both Treasury and mortgage securities. Second, we positioned the

                                                ................................
                                                          NOW THAT THE

                                                       FEDERAL RESERVE HAS

                                                         BEGUN TO LOWER

                                                         INTEREST RATES,

                                                        FINANCIAL MARKETS

                                                         APPEAR LIKELY

                                                           TO BEHAVE

                                                         MORE NORMALLY.
                                                ................................
-------------------------------------------------------------------------------
*The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Fund shares are neither insured nor guaranteed by the U.S. Government. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

portfolio to benefit from interest-rate declines. Third, we had chosen mortgage-backed bonds tied to mortgages that were less likely to be refinanced than the overall market. These positives were somewhat offset by poor bond selection within our small corporate bond allocation.

Looking forward, economic growth is likely to ease. We believe that the economic decline overseas will lead to a marked slowdown for U.S. companies that get a significant portion of their sales from international trade. Also, we expect a decrease in companies' capital spending. However, we do not expect the U.S. economy to enter a recession in 1999. Rather, we believe it will continue to benefit from strong labor and housing markets. Now that the Federal Reserve has begun to lower interest rates, financial markets appear likely to behave more normally. For these reasons we believe the corporate and mortgage sectors of the fixed-income market are likely to do better than Treasuries in the near future. We anticipate that there will be opportunities to purchase high-quality bonds in these sectors at very attractive prices.

We thank you for investing in the Strong Government Securities Fund, and look forward to helping you pursue your financial goals.

===============================================================================
                      GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 10-29-86 to 10-31-98

[GRAPH]
              THE STRONG               Lehman Brothers        Lipper General
          GOVERNMENT SECURITIES           Aggregate           U.S. Government
                 FUND                    Bond Index*           Funds Index*

9-86            10,000                      10,000                10,000
12-86           10,218                      10,187                10,171
12-88           11,683                      11,294                10,903
12-90           13,953                      14,092                13,329
12-92           17,781                      17,557                16,102
12-94           19,364                      18,706                16,615
12-96           23,873                      22,963                19,849
10-98           27,997                      27,132                23,242
================================================================================
This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.

--------------------------------------------------------------------------------
1 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2    The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.


YOUR FUND'S
APPROACH

THE STRONG GOVERNMENT SECURITIES FUND USUALLY INVESTS 90% OR MORE (AND ALWAYS AT LEAST 80%) OF ITS ASSETS IN BONDS ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES. THESE ARE AMONG THE HIGHEST-QUALITY BONDS AVAILABLE. THE FUND GENERALLY KEEPS AN AVERAGE MATURITY OF FIVE TO 10 YEARS, SO ITS SHARE PRICE WILL SHOW SENSITIVITY TO CHANGES IN INTEREST RATES. THE FUND MAY ALSO MAKE SMALL INVESTMENTS IN HIGH-QUALITY BONDS FROM OTHER SECTORS IN AN EFFORT TO IMPROVE YIELD AND TOTAL RETURN. ANALYSIS OF THE ECONOMY, INTEREST-RATE TRENDS, AND BOND MARKETS DRIVE OUR INVESTMENT PROCESS.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o Interest rates on 10-year Treasury notes declined by approximately 1.25 percentage points over the past 12 months.

o Investors responded to turmoil in international markets by seeking the safety of U.S. Treasury securities, driving those issues' prices upward. As a result, the difference in performance between Treasuries and bonds from other sectors (such as corporate bonds and mortgage-backed issues) was dramatic.

o The bond markets generally were driven by global economic events, rather than fundamental changes in the U.S. economy.

                        ===============================
                        THE STRONG HIGH-YIELD BOND FUND
------------------------===============================------------------------
FUND
HIGHLIGHTS

o The Strong High-Yield Bond Fund returned 0.89% for the fiscal year ended October 31, 1998. The Fund's benchmark, the Lehman Brothers High-Yield Bond Index, returned -0.50% in the same time period.*

o The Fund increased its interest rate sensitivity in early August. We began to shift some of the fund's investments to lower credit quality bonds as their prices became more attractive at the end of the fiscal year.

o Holdings in non-cyclical
  U.S. bonds aided the Fund's investment performance. Exposure to zero-coupon bonds with longer duration hurt the Fund's performance.



---------------------------------------------
                 AVERAGE ANNUAL
                 TOTAL RETURNS
                 As of 10-31-98

             1-year             0.89%

    Since Inception            13.69%
       (on 12-28-95)
---------------------------------------------

               PORTFOLIO STATISTICS
                 As of 10-30-98

       30-day annualized
                yield(1)       10.95%

     Average maturity(2)       9.1 years

                 Average
       quality rating(3)       B


PERSPECTIVES
FROM THE MANAGERS

/s/ Jeffrey A. Koch                     /s/ Thomas M. Price
Jeffrey A. Koch                         Thomas M. Price
Portfolio Co-manager                    Portfolio Co-manager

--------------------------------------------------------------------------------

Global financial and economic turmoil dominated the investment climate in fiscal 1998. The crisis began in Asia, spread quickly through the developing markets and culminated in a debt default in Russia. U.S. financial markets eventually succumbed to the growing global financial pressure in August. The fixed income markets reacted first.

Investors sought the safety and liquidity of U.S. government securities, which led to a rapid decline in U.S. interest rates. At the same time, investors began to sell other types of bonds, including high-yield and investment-grade corporates, and mortgage- and asset-backed securities. As a result, yields on these investments actually rose while those on U.S. government securities fell. Once this process got started, its magnitude was exacerbated by the unwinding of positions held by hedge funds and other leveraged investors. Stocks also suffered as the S&P 500 finished the month of August down 14.46%.

High-yield bonds were hit particularly hard, suffering their second worst monthly price decline on record during August. The corresponding increase in high-yield bonds' yields left them at their highest levels, relative to U.S. government bonds, since the 1990 recession. Lower-quality bonds fared worse than their higher-quality counterparts during the year. For example, B-rated bonds finished the fiscal year with a total return of -1.75%. Higher-quality BB-rated bonds posted a total return of 5.15% over that same time period
                                              ..................................

                                                        BEGINNING

                                                        IN AUGUST,

                                                    FINANCIAL MARKET

                                                   TURMOIL DOMINATED

                                                     THE INVESTMENT

                                                         MARKETS.
                                              ..................................
--------------------------------------------------------------------------------
*The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

In yield terms, BB-rated bonds offered 3.87% more than Treasuries at the end of October while B-rated bonds offered 7.39% more than Treasuries at the same date This means that the average BB-rated bond had a yield of 8.48% while, one step in quality lower, the average B-rated bond had a yield of 12.00%.

Throughout the fiscal year, we upgraded the quality of our investments, believing the domestic economy would slow in response to global economic weakness. As the market declined at the end of the fiscal year, we reversed this process and moved some of our BB-rated investments into B-rated investments. We also increased the Fund's interest rate sensitivity, anticipating that the Federal Reserve would lower interest rates. It did just that in September and October, lowering the Federal Funds rate from 5.50% to 5.00%.

We expect the Federal Reserve to continue to lower interest rates in an effort to extend the economic expansion. Worldwide, other central bankers have also begun this process. While the economy is likely to slow from its strong pace of earlier this year, we don't expect it to slip into recession. As a result, we believe that high-yield bonds are attractively priced at current levels.

Thank you for your continued confidence in the Fund. We appreciate the opportunity to help you pursue your investment objectives.

===============================================================================
                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-28-95 to 10-31-98

[GRAPH]

                THE STRONG      Lehman Brothers        Lipper High
                HIGH-YIELD        High-Yield          Current Yield
                BOND FUND         Bond Index*          Funds Index*
11-95            10,000             10,000               10,000
12-95            10,031             10,015               10,015
 6-96            11,425             10,361               10,440
12-96            12,724             11,151               11,314
 6-97            13,607             11,800               11,968
12-97            14,758             12,575               12,805
 6-98            15,652             13,141               13,418
10-98            15,652             12,286               12,124
================================================================================

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds
Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1995.

--------------------------------------------------------------------------------

1 From time to time, the Fund' s Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2    The Fund's average maturity includes the effect of futures.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.


YOUR FUND'S
APPROACH

THE STRONG HIGH-YIELD BOND FUND USES A DISCIPLINED APPROACH TO THE HIGH-YIELD BOND MARKET TO MAXIMIZE TOTAL RETURNS. WE DO A CAREFUL TOP-DOWN ECONOMIC ANALYSIS BEFORE SETTING THE FUND'S AVERAGE CREDIT QUALITY AND ITS SENSITIVITY TO CHANGES IN INTEREST RATES. WE THEN CHOOSE INDIVIDUAL BONDS THROUGH A PROCESS OF RIGOROUS ANALYSIS, ADHERING TO STRICT VALUATION CRITERIA TO PROVIDE THE FOUNDATION FOR BUILDING THE PORTFOLIO FROM THE BOTTOM-UP. OUR GOAL IS TO PROVIDE CONSISTENT, COMPETITIVE RETURNS FOR INVESTORS WANTING EXPOSURE TO THE HIGH-YIELD BOND MARKET.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

o Beginning in August, financial market turmoil dominated the investment markets. In the month of August, the high-yield bond market suffered its second worst price performance on record. Relative to Treasuries, the yield on high-yield bonds reached its highest level since the 1990 recession.

o Higher-quality bonds outperformed lower-quality bonds during the year. Bonds rated BB returned 5.15% for the fiscal year ended October 31, 1998. Bonds rated B returned -1.75% and bonds rated C returned -12.41% for the same time period.

o The Federal Reserve lowered interest rates in September and October, bringing the Federal Funds rate down from 5.50% to 5.00%.

                        ===============================
                        THE STRONG SHORT-TERM BOND FUND
------------------------===============================------------------------
FUND
HIGHLIGHTS

o The Fund returned 4.69% over the 12 months ended October 31, 1998.

o Our focus on corporate bonds hurt performance in the second half of the year, as Treasury issues outperformed. Poor bond selections from the banking and finance sector also hurt the Fund.

o Mortgage-backed bonds, selected to help improve the Fund's yield, hurt the Fund's total return versus the benchmark late in the year as the mortgage market didn't keep pace with the rally in Treasuries.

o We offset these negative forces somewhat by increasing the Fund's sensitivity to declining interest rates, a benefit when rates dropped rapidly in August and September.

-------------------------------------------------
               AVERAGE ANNUAL
               TOTAL RETURNS

                 As of 10-31-98

             1-year          4.69%

             5-year          5.61%

            10-year          7.20%

    Since Inception          7.56%
       (on 8-31-87)

-------------------------------------------------

              PORTFOLIO STATISTICS
                 As of 10-30-98

        30-day annualized
                 yield(1)    7.00%

      Average maturity(2)    2.6 years

                  Average
        quality rating(3)    A
------------------------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Bradley C. Tank           /s/Lyle J. Fitterer        /s/Shirish Malekar
Bradley C. Tank               Lyle J. Fitterer           Shirish Malekar
Portfolio Co-manager          Portfolio Co-manager       Portfolio Co-manager


In the past year, and particularly in recent months, volatility in fixed-income markets has increased. As demand for Treasury securities has risen, the yields they pay have declined by approximately 1.5 percentage points, a significant drop. These are the lowest yields on two-year Treasury notes since October 1993 There are indications that rates will go lower still: The yield on the two-year note is now well below the benchmark Federal funds rate, a sign that investors expect the Federal Reserve to cut interest rates further in the near term. The Fed has already lowered rates by 50 basis points, and market sentiment is that it will continue to lower short-term interest rates to avert a recession in 1999.

As Treasury issues captured investors' interest in the late summer and early fall, corporate bonds fell behind. Corporate bonds are now priced as if a recession were a certainty, but we don't believe that's the case at all. Not only is the economy stronger today than it was eight years ago, but the banking industry has greatly improved its capital ratios in the 1990s. This leaves that sector in a much better position to weather volatility.

Although we don't anticipate a recession, we do believe the real growth rate of the U.S. economy is likely to slow in 1999. This would be the result of a continued deterioration in the trade sector as well as a lower level of corporate spending.

                                                    ............................
                                                           CORPORATE BONDS

                                                            ARE NOW PRICED

                                                          AS IF A RECESSION

                                                          WERE A CERTAINTY,

                                                             BUT WE DON'T

                                                         BELIEVE THAT'S THE

                                                             CASE AT ALL.
                                                    ............................
-------------------------------------------------------------------------------
*The Lehman  Brothers 1-3 Year  Government/Corporate  Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Average represents funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

Nonetheless, the fundamentals on the demand side of the economy are still very positive. The tight employment market should allow personal income growth to stay relatively strong, and low interest rates should contribute to continued strength in the housing market. Finally, the easing of monetary policy by the Federal Reserve and the subsequent stock-market rally should limit the impact of the international credit crisis.

We expect interest rates to decline modestly in 1999, as the Fed slowly eases interest rates in the first half of the year. Any rally in the Treasury market will be somewhat limited, however, because market interest rates already anticipate these cuts. We would also expect the corporate and mortgage markets to provide strong relative performance in 1999. These sectors have been hit particularly hard--and indiscriminately--in 1998. Current economic fundamentals support much better performance from these asset classes.

Thank you for your investment in the Strong Short-Term Bond Fund. Our aim is to help you pursue your important financial goals.
===============================================================================
                          GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                                From 8-31-87 to 10-31-98

                                    Lehman Brothers
             THE STRONG               1-3 Year                  Lipper Short
             SHORT-TERM          Government/Corporate         Investment Grade
              BOND FUND               Bond Index*                Debt Average*

 8-87          10,000                   10,000                     10,000
12-87          10,318                   10,303                     10,246
12-89          12,295                   12,156                     12,100
12-91          14,837                   14,913                     14,493
12-93          17,302                   16,743                     16,285
12-95          19,064                   18,677                     17,956
12-97          21,809                   20,945                     19,961
10-98          22,566                   22,326                     20,997
================================================================================

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Average. Results include he reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------

1 From time to time, the Fund' s Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2    The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.


YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM BOND FUND PURSUES TOTAL RETURN WITH A HIGH LEVEL OF CURRENT INCOME BY INVESTING PRIMARILY IN SHORT-TERM, MEDIUM- AND HIGH-QUALITY BONDS ISSUED BY U.S. COMPANIES. THE FUND'S AVERAGE MATURITY IS NORMALLY BETWEEN ONE AND THREE YEARS, WHICH HELPS TO KEEP SHARE-PRICE FLUCTUATIONS LOW. THE PORTFOLIO MANAGEMENT TEAM WORKS TO ADD VALUE WITH AN INVESTMENT PROCESS THAT FOCUSES ON FUNDAMENTAL MACRO-ECONOMIC RESEARCH, AS WELL AS RIGOROUS ANALYSIS OF INDIVIDUAL BONDS.


MARKET
HIGHLIGHTS

o The Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Fund's benchmark, returned 7.56% over the 12-month period ended October 31, 1998.*

o During the late summer and early fall, the Russian debt default and other global turmoil sparked a flight to quality, with risk-averse investors flocking to U.S. Treasury securities.

o As a result, corporate bonds were sold off indiscriminately, with higher-quality issues suffering as well as more marginal issues.

o Even bonds from agencies of the U.S. government, including mortgage-backed issues, under-performed in this environment.

                  ==========================================
                  THE STRONG SHORT-TERM HIGH YIELD BOND FUND
------------------==========================================-------------------

FUND
HIGHLIGHTS

o The Strong Short-Term High Yield Bond Fund returned 7.69% for the fiscal year ended October 31, 1998. The Fund's benchmark, the Short-Term High Yield Bond Index, returned 3.88% in the same time period.*

o The Fund increased its interest rate sensitivity in early August by raising its average maturity to three years.

o We maintained our investments in short-duration, high-coupon bonds which helped to limit our share price volatility.

---------------------------------------
        AVERAGE ANNUAL
         TOTAL RETURN
        As of 10-31-98

          1-year       7.69%

 Since Inception       9.55%
     (on 6-30-97)
---------------------------------------

            PORTFOLIO STATISTICS
              As of 10-30-98

 30-day annualized
           yield(1)    9.37%

Average maturity(2)    3.0 years

           Average
  quality rating(3)    B
--------------------------------------


PERSPECTIVES
FROM THE MANAGERS

/s/Jeffrey A. Koch                      /s/Thomas M. Price
Jeffrey A. Koch                         Thomas M. Price
Portfolio Co-manager                    Portfolio Co-manager
--------------------------------------------------------------------------------

Global financial and economic turmoil dominated the investment climate in fiscal 1998. The crisis began in Asia, spread quickly through the developing markets and culminated in a debt default in Russia. U.S. financial markets eventually succumbed to the growing global financial pressure in August. The fixed income markets reacted first.

Investors sought the safety and liquidity of U.S. government securities, which led to a rapid decline in U.S. interest rates. At the same time, investors began to sell other types of bonds, including high-yield and investment-grade corporates, and mortgage- and asset-backed securities. As a result, yields on these investments actually rose while those on U.S. government securities fell. Once this process got started, its magnitude was exacerbated by the unwinding of positions held by hedge funds and other leveraged investors. Stocks also suffered as the S&P 500 finished the month of August down 14.46%.

High-yield bonds were hit particularly hard, suf-fering their second worst monthly price decline on record during August. The corresponding increase in high-yield bonds' yields left them at their highest levels, relative to U.S. government bonds, since the 1990 recession. Lower-quality bonds fared worse than their higher-quality counterparts during the year. For example, short-term B-rated bonds finished the fiscal year with a total return of 1.98%. Higher-
                                                      ..........................
                                                            RELATIVE TO

                                                          TREASURIES, THE

                                                        YIELD ON HIGH-YIELD

                                                           BONDS REACHED

                                                         ITS HIGHEST LEVEL

                                                             SINCE THE

                                                           1990 RECESSION.
                                                      ..........................
--------------------------------------------------------------------------------
*The Short-Term High Yield Bond Index is a market value weighted blend of the Merrill Lynch High Yield, BB Rated, 1-2.99 Years Index and the Merrill Lynch High Yield, B Rated, 1-2.99 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to three years. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Fund Index is Bloomberg. Source of the Lipper High Current Yield Funds Index is Lipper Analytical Services, Inc.

quality short-term BB-rated bonds posted a total return of 4.85% over that same time period. In yield terms, the average short-term BB-rated bond had a yield of 8.46% while, one step in quality lower, the average short-term B-rated bond had a yield of 12.84%.

Throughout the fiscal year, we upgraded the quality of our investments, believing the domestic economy would slow in response to global economic weakness. We increased the Fund's interest rate sensitivity, anticipating that the Federal Reserve would lower interest rates. It did just that in September and October, lowering the Federal Funds rate from 5.50% to 5.00%.

We expect the Federal Reserve to continue to lower interest rates in an effort to extend the economic expansion. Worldwide, other central bankers have also begun this process. While the economy is likely to slow from its strong pace of earlier this year, we don't expect it to slip into recession. As a result, we believe that high-yield bonds are attractively priced at current levels.

Thank you for your continued investment in the Strong Short-Term High Yield Bond Fund.

===============================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 6-30-97 to 10-31-98

                  THE STRONG          SHORT-TERM             LIPPER
                 SHORT-TERM          HIGH YIELD            HIGH CURRENT
                 HIGH YIELD BOND        BOND               YIELD FUNDS
                    FUND               INDEX                 INDEX

         6-97        10,000               10,000               10,000
         8-97        10,368               10,125               10,290
        10-97        10,487               10,221               10,498
        12-97        10,777               10,334               10,699
         2-98        11,024               10,470               11,009
         4-98        11,169               10,608               11,204
         6-98        11,324               10,736               11,211
         8-98        11,255               10,634               10,428
        10-98        11,293               10,617               10,130
================================================================================

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

1 From time to time, the Fund' s Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns and without these waivers the rankings may have been lower. Yields are historical and do not represent future yields, which will fluctuate.

2    The Fund's average maturity includes the effect of futures.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.


YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM HIGH YIELD BOND FUND INVESTS IN CAREFULLY SELECTED SHORT- TO INTERMEDIATE-TERM BONDS OF LOWER CREDIT QUALITY IN AN EFFORT TO COMBINE HIGH CURRENT INCOME WITH MODERATE SHARE PRICE VOLATILITY. WE FIRST ANALYZE THE TRENDS AND STATUS OF THE ECONOMY, THEN USE OUR FINDINGS TO SET THE FUND'S AVERAGE CREDIT QUALITY AND IT'S SENSITIVITY TO CHANGES IN INTEREST RATES. INDIVIDUAL BONDS ARE THEN CHOSEN THROUGH A PROCESS OF RIGOROUS ANALYSIS, ADHERING TO STRICT VALUATION CRITERIA TO PROVIDE THE FOUNDATION FOR BUILDING THE PORTFOLIO FROM THE BOTTOM-UP.

--------------------------------------------------------------------------------

MARKET HIGHLIGHTS

o Beginning in August, financial market turmoil dominated the investment markets. In the month of August, the high- yield bond market suffered its second worst price performance on record. Relative to Treasuries, the yield on high-yield bonds reached its highest level since the 1990 recession.

o Higher-quality bonds outper-formed lower-quality bonds during the year. Short-term bonds rated BB returned 4.85% for the fiscal year ended October 31, 1998. Short-term bonds rated B returned 1.98% for the same time period.

o The Federal Reserve lowered interest rates in September and October, bringing the Federal Funds rate down from 5.50% to 5.00%.

BOND
GLOSSARY

BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's.) The scale descends to AA, A, then BBB and so on, down to D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated CC and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bond-holder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows.)

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                         October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                          STRONG CORPORATE BOND FUND
===============================================================================
                                                Shares or
                                                Principal             Value
                                                  Amount            (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 84.5%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                  $ 8,654,000         $ 9,333,287
Apache Finance Property, Ltd. Guaranteed Notes,
  6.50%, Due 12/15/07                            5,000,000           5,003,015
Atlas Air, Inc. Pass-Thru Certificates,
  Series 1998-1  Class C, 8.01%, Due 1/02/10    12,180,000          12,488,251
Banco Sud Americano Subordinated Notes, 7.60%,
  Due 3/15/07 (Acquired 7/15/97 - 7/23/97; Cost
  $10,317,698) (b)                              10,060,000           8,020,637
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07                            3,500,000           3,651,333
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                            8,254,000           8,955,590
CSC Holdings, Inc. Debentures, 7.625%,
  Due 7/15/18                                    5,000,000           4,712,500
CSC Holdings, Inc. Senior Notes, 7.25%,
  Due 7/15/08                                   10,000,000           9,812,500
CSX Corporation Debentures, 7.90%,
  Due 5/01/17                                   13,000,000          14,352,208
Canadian National Railway Company Notes,
  6.80%, Due 7/15/18                             5,000,000           4,916,905
Coastal Corporation Senior Debentures, 7.75%,
  Due 10/15/35                                   7,100,000           7,438,492
Coca-Cola Femsa SA de CV Senior Notes, 9.40%,
  Due 8/15/04 (Acquired 10/01/97;
  Cost $8,640,000) (b)                           8,000,000           7,221,232
Colonial Capital I Securities, Series A, 8.92%,
  Due 1/15/27                                    3,600,000           3,685,810
Colonial Realty LP Senior Notes, 7.00%,
  Due 7/14/07                                    6,430,000           6,097,936
ContiFinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                   13,000,000           8,516,521
Continental Airlines, Inc. Pass-Thru Certificates:
  Series 1998-2B, 6.465%, Due 10/15/04           3,000,000           3,178,455
  Series 1998-2C, 6.331%, Due 4/15/03            5,000,000           5,175,425
Crescent Real Estate Equities LP Notes, 7.125%,
  Due 9/15/07                                    8,300,000           7,392,959
Delta Air Lines, Inc. Equipment Trust Certificates:
  Series 1991-A, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)        2,000,000           2,581,456
  Series 1991-B, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)        2,000,000           2,581,456
  Series 1991-E, 10.14%, Due 8/26/12
  (Acquired 9/10/96; Cost $2,257,680) (b)        2,000,000           2,582,508
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07            3,146,727           3,613,465
  Series 1993-A2, 10.50%, Due 4/30/16            5,000,000           6,613,925
Developers Diversified Corporation Medium-
  Term Senior Notes, 6.625%, Due 1/15/08        10,000,000           9,032,330
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $6,250,000) (b)        5,000,000           5,050,000
Duke Realty LP Notes, 6.75%, Due 5/30/08         6,500,000           6,195,943
El Paso Electric Company First Mortgage Notes,
  Series E, 9.40%, Due 5/01/11                  10,498,000          11,967,720
First Nationwide Bank Subordinated Debentures,
  10.00%, Due 10/01/06                           3,460,000           4,029,225
First Republic Bank Subordinated Notes, 7.75%,
  Due 9/15/12                                    5,000,000           5,067,165
Fresenius Medical Care Capital Trust II Guaranteed
  Preferred Securities, 7.875%, Due 2/01/08      7,000,000           6,545,000
GB Capital Trust Capital Securities, 10.25%,
  Due 1/15/27 (Acquired 1/24/97;
  Cost $3,000,000) (b)                           3,000,000           3,562,500
GS Escrow Corporation Floating Rate Senior
  Notes, 6.75%, Due 8/01/03 (Acquired 7/30/98;
  Cost $7,976,000) (b)                           8,000,000           7,710,312
GS Escrow Corporation Senior Notes, 7.00%,
  Due 8/01/03 (Acquired 7/30/98 - 8/04/98;
  Cost $21,394,571) (b)                         21,440,000          21,011,200
Global Crossing Holding, Ltd. Senior Notes,
  9.625%, Due 5/15/08 (Acquired 5/14/98;
  Cost $4,981,250) (b)                           5,000,000           4,862,500
Gulf Canada Resources, Ltd. Senior Yankee
  Notes, 8.35%, Due 8/01/06                      5,000,000           5,121,665
HRPT Properties Trust Senior Notes:
  6.70%, Due 2/23/05                             8,350,000           7,903,342
  6.75%, Due 12/18/02                            5,000,000           4,873,740
HUBCO Capital Trust I Capital Securities, 8.98%,
  Due 2/01/27                                    5,000,000           5,338,665
Hilton Hotels Corporation Senior Notes:
  7.20%, Due 12/15/09                            2,850,000           2,649,126
  7.95%, Due 4/15/07                             5,000,000           4,974,525
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                     1,796,000           2,110,300
Houston Light & Power Capital Trust II Capital
  Securities, Series B, 8.257%, Due 2/01/37     12,000,000          12,204,648
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                7,200,000           8,029,224
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                    6,800,000           6,929,520
Lehman Brothers Holdings, Inc. Notes, 7.375%,
  Due 5/15/07                                    5,000,000           5,031,610
Lehman Brothers Holdings, Inc. Senior Notes,
  7.25%, Due 10/15/03                            5,000,000           5,066,600
Leucadia Capital Trust I Pass-Thru Securities,
  8.65%, Due 1/15/27                             7,000,000           5,722,752
Lumbermens Mutual Casualty Company Surplus
  Notes, 8.30%, Due 12/01/37 (Acquired 5/27/98;
  Cost $10,914,400) (b)                         10,000,000          10,594,950
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                   8,000,000           9,960,000
NWA Trust Number 2 Mezzanine Aircraft Notes,
  Class C, 11.30%, Due 6/21/14                   8,727,231          10,850,043
News America, Inc. Debentures, 7.25%,
  Due 5/18/18                                   11,300,000          10,985,125
Niagara Mohawk Power Corporation Senior Notes:
  Series B, 7.00%, Due 10/01/00                 11,000,000          11,104,148
  Series C, 7.125%, Due 7/01/01                  5,000,000           5,091,605
  Series G, 7.75%, Due 10/01/08                 10,000,000          10,506,690
North Fork Capital Trust I Capital Trust Pass-
  Thru Securities, 8.70%, Due 12/15/26           3,500,000           3,631,446
North Fork Capital Trust II Capital Trust Pass-
  Thru Securities, 8.00%, Due 12/15/27           9,000,000           8,918,514
Owens-Illinois, Inc. Senior Notes, 8.10%,
  Due 5/15/07                                    4,850,000           5,108,815
P&L Coal Holdings Corporation Senior Notes,
  8.875%, Due 5/15/08 (Acquired 5/13/98 -
  5/14/98; Cost $6,519,675) (b)                  6,500,000           6,581,250
PXRE Capital Trust I Pass-Thru Securities,
  8.85%, Due 2/01/27                             5,750,000           5,383,714
Panamerican Beverages, Inc. Senior Notes, 8.125%,
  Due 4/01/03                                    3,000,000           3,109,776
Philip Morris Companies, Inc. Notes, 6.15%,
  Due 3/15/10 (Putable at 100 and Rate Reset
  Effective 3/15/00)                             4,530,000           4,590,974
Protection One Alarm Monitoring, Inc. Senior
  Notes, 7.375%, Due 8/15/05 (Acquired
  8/12/98 - 10/21/98; Cost $9,867,240) (b)      10,000,000          10,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                    STRONG CORPORATE BOND FUND (continued)
===============================================================================
                                                 Shares or
                                                 Principal            Value
                                                  Amount            (Note 2)
--------------------------------------------------------------------------------
Public Service Company New Mexico Senior Notes,
  Series A, 7.10%, Due 8/01/05                 $10,000,000         $10,324,870
Qwest Communications International, Inc. Senior
  Notes, 7.50%, Due 11/01/08 (Acquired 10/27/98;
  Cost $4,966,200) (b) (e)                       5,000,000           5,052,500
Riggs Capital Trust Preferred Securities:
  Series A, 8.625%, Due 12/31/26                   200,000             203,484
  Series A, 8.625%, Due 12/31/26 (Acquired
  12/10/96 - 9/04/98; Cost $7,278,808) (b)       7,220,000           7,345,772
Riggs Capital II Trust Preferred Securities:
  Series B, 8.875%, Due 3/15/27                    500,000             522,098
  Series C, 8.875%, Due 3/15/27 (Acquired 5/06/98;
  Cost $751,027) (b)                               685,000             715,274
Rose Hills Company Senior Subordinated Notes,
  9.50%, Due 11/15/04                            3,000,000           2,752,500
SIG Capital Trust I Securities, 9.50%,
  Due 8/15/27                                    4,500,000           3,611,250
Southdown, Inc. Senior Subordinated Notes,
  Series B, 10.00%, Due 3/01/06                 12,000,000          13,620,000
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                     12,100,000          13,676,545
Sunamerica, Inc. Debentures, 5.60%,
  Due 7/31/2097                                  7,910,000           6,356,081
Suntrust Capital II Trust Bonds, 7.90%,
  Due 6/15/27                                      100,000             107,150
TCI Communications, Inc. Senior Debentures,
  8.75%, Due 8/01/15                             5,000,000           6,099,335
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                   9,425,000          10,344,569
Teekay Shipping Corporation Guaranteed First
  Preferred Mortgage Notes, 8.32%, Due 2/01/08   1,115,000           1,070,400
Tele-Communications, Inc. Senior Notes, 8.25%,
  Due 1/15/03                                    5,600,000           6,158,404
Tenet Healthcare Corporation Senior Notes,
  8.00%, Due 1/15/05                            10,500,000          10,755,183
Texas Utilities Company Senior Notes, Series E,
  6.50%, Due 8/16/04                            16,250,000          16,751,833
360 Communications Company Senior Notes,
  7.60%, Due 4/01/09                             9,105,000          10,146,002
Time Warner, Inc. Debentures, 8.18%,
  Due 8/15/07                                    5,630,000           6,450,353
Tosco Corporation First Mortgage Bonds,
  Series B, 9.625%, Due 3/15/02                  6,000,000           6,645,234
TransCanada PipeLines, Ltd. Yankee Bonds,
  6.49%, Due 1/21/09                             5,000,000           5,085,215
Tricon Global Restaurants, Inc. Senior Notes:
  7.45%, Due 5/15/05                            17,005,000          17,345,525
  7.65%, Due 5/15/08                             5,000,000           5,212,520
Turner Broadcasting System, Inc. Senior Notes,
  8.375%, Due 7/01/13                            6,200,000           7,399,285
Tyco International Group SA Yankee Notes,
  7.00%, Due 6/15/28                            10,000,000           9,986,520
USX-Marathon Group Notes, 7.20%,
  Due 2/15/04                                   16,450,000          17,116,916
Ultramar Diamond Shamrock Corporation
  Senior Notes, 7.20%, Due 10/15/17             16,000,000          15,913,712
United Air Lines, Inc. Debentures:
  9.75%, Due 8/15/21                            10,000,000          12,503,130
  Series A, 10.67%, Due 5/01/04                  3,055,000           3,709,729
United Rentals, Inc. Senior Subordinated Notes,
  8.80%, Due 8/15/08 (Acquired 8/07/98;
  Cost $1,950,000) (b)                           2,000,000           1,910,000
United States Filter Corporation Remarketable or
  Redeemable Securities, 6.50%, Due 5/15/13
  (Remarketing Date 5/15/03) (Acquired 5/14/98;
  Cost $6,968,360) (b)                           7,000,000           6,991,670
United States Filter Corporation Variable Rate
  Remarketable or Redeemable Securities, 6.375%,
  Due 5/15/11 (Remarketing Date 5/15/01)
  (Acquired 8/18/98; Cost $2,993,220) (b)        3,000,000           2,998,877
Valero Pass-Thru Asset Trust 1997-1 Securities,
  6.75%, Due 12/15/02 (Acquired 12/05/97;
  Cost $4,992,800) (b)                           5,000,000           5,208,280
WorldCom, Inc. Senior Notes, 6.40%,
  Due 8/15/05                                   15,885,000          16,534,061
------------------------------------------------------------------------------
Total Corporate Bonds (Cost $699,231,918)                          691,956,805
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
    SECURITIES 6.0%
BCF LLC Mortgage Pass-Thru Certificates, Series
  1997-R2, Class 3-A1, 7.00%, Due 12/25/35
  (Acquired 6/17/97; Cost $3,721,452) (b)        3,718,950           3,756,139
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                      748,262             649,031
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1993-MF10, Class A-1,
  Interest Only, 0.80%, Due 7/15/03             32,159,625             376,589
DLJ Mortgage Acceptance Corporation Variable
  Rate Trust Certificates, Series 1997-E, Class A,
  7.55%, Due 12/26/26 (Acquired 12/18/97;
  Cost $5,560,346) (b)                           5,537,848           5,392,480
FMAC Loan Receivables Trust, Series 1997-C,
  Class B, 7.15%, Due 12/15/19                   7,239,000           7,005,977
Merrill Lynch Mortgage Investors, Inc. Asset-
  Backed Certificates, Series 1998-GN1,
  Class M-2, 8.02%, Due 2/25/27                  6,000,000           6,131,280
Mid State Trust Virgin Islands Asset-Backed Notes:
  Series 6, Class A-1, 7.34%, Due 7/01/35        2,772,474           2,957,938
  Series 6, Class A-2, 7.40%, Due 7/01/35        3,248,993           3,378,952
NPF IX, Inc. 97-1 Healthcare Receivables Notes,
  Class A, 6.339%, Due 7/01/00 (Acquired 7/24/97;
  Cost $2,999,964) (b)                           3,000,000           3,017,820
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Mortgage Certificates,
  Series 1995-C1, Class D, 6.90%, Due 2/25/27   12,000,000          12,105,000
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.7047%,
  Due 11/25/30                                     169,346             177,442
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1997-A,
  Class B-3, 7.3887%, Due 10/01/25 (Acquired
  7/09/97; Cost $4,496,240) (b)                  5,035,717           4,714,690
------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $49,394,512)                                                49,663,338
------------------------------------------------------------------------------

FOREIGN BONDS 1.0%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                 14,000,000 CAD         8,137,109
-------------------------------------------------------------------------------
Total Foreign Bonds (Cost $9,134,281)                                8,137,109
-------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 3.4%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                          $    26,409              29,882
  14.75%, Due 3/01/10                               13,571              15,527
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  13.50%, Due 4/01/11 (c)                          103,579             116,069
GNMA Guaranteed Pass-Thru Certificates, 15.00%,
  Due 8/15/11 thru 10/15/12                         86,927             103,923
Small Business Administration Guaranteed Loan
  Pool #40013, Interest Only Strips,
  2.419%, Due 9/30/17                            8,003,909             450,220
United States Treasury Bonds, 8.125%,
  Due 8/15/21                                   10,620,000          14,386,787

===============================================================================
                    STRONG CORPORATE BOND FUND (continued)
===============================================================================
                                                 Shares or
                                                 Principal           Value
                                                  Amount            (Note 2)
-------------------------------------------------------------------------------
United States Treasury Notes:
  5.625%, Due 5/15/08                          $ 3,005,000        $  3,237,890
  7.00%, Due 7/15/06                             2,500,000           2,877,345
  7.25%, Due 5/15/04                             5,550,000           6,300,987
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
  (Cost $28,568,888)                                                27,518,630
--------------------------------------------------------------------------------

OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive
  a fixed interest rate of 7.75%; exercisable
  at a strike price of $100 beginning 4/09/04
  and expiring 4/09/25.)                         6,083,333             782,925
-------------------------------------------------------------------------------
Total Options   (Cost $281,678)                                        782,925
-------------------------------------------------------------------------------

PREFERRED STOCKS 2.6%
California Federal Preferred Capital Corporation
  9.125% Series A Exchangeable                     100,000           2,562,500
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 2/05/98;
  Cost $5,660,000) (b)                             200,000           5,500,000
Norwest Corporation Series A Cumulative Tracking
  Preferred Stock/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $2,000,000) (b)          10,000           2,070,140
Parmalat Capital Finance 8.1523% Series B          253,000           5,945,500
Webster Capital Corporation 7.375% Series A          5,000           5,056,250
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $21,789,490)                           21,134,390
-------------------------------------------------------------------------------

WARRANTS 0.0%
EOP Operating LP Warrants, Expire 1/18/00 (Acquired
  6/10/98; Cost $60,000) (b)                         7,500              18,750
-------------------------------------------------------------------------------
Total Warrants (Cost $60,000)                                           18,750
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.6%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc.,
  4.75%                                        $       100                 100
General Mills, Inc., 4.83%                         126,700             126,700
Pitney Bowes Credit Corporation, 4.83%             522,900             522,900
                                                                       -------
                                                                       649,700
Repurchase Agreements 1.4%
ABN-AMRO Chicago Corporation (Dated 10/30/98),
  5.40%, Due 11/02/98 (Repurchase proceeds
  $11,104,995); Collateralized by: $32,325,000
  FNMA Bonds, Zero % Due 7/09/12 (Market
  Value $11,322,155) (d)                        11,100,000          11,100,000
United States Government Issues 0.1%
United States Treasury Bills, Due 11/05/98
  thru 1/28/99 (c)                               1,170,000           1,162,108
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,912,131)                     12,911,808
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $821,372,898) 99.2%          812,123,755
Other Assets and Liabilities, Net 0.8%                               6,522,784
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $818,646,539
===============================================================================

-------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                   Expiration     Face Amount     Appreciation
                                     Date          at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 150 Ninety-Day Euro-Dollar         12/99        $35,816,250        $334,500
 305 Five-Year U.S. Treasury Notes  12/98         34,965,391         522,083
 119 Ten-Year U.S. Treasury Notes   12/98         14,324,625          16,576
 247 U.S. Treasury Bonds            12/98         31,839,844        (684,603)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-----------------------------------------------------------------------
                   Settlement       Value        Unrealized
                     Date          in USD      Appreciation
-----------------------------------------------------------------------
Sold:
 13,230,000 CAD    12/17/98      $8,577,319       $212,503

SWAPS
------------------------------------------------------------------------------
Open index rate swap contracts at October 31, 1998 consisted of the following:
------------------------------------------------------------------------------

 Notional         Termination       Interest       Index            Unrealized
 Amount              Date           Sold           Bought          Depreciation
--------------------------------------------------------------------------------
$25,000,000        1/01/99      1 mo. LIBOR   Lehman Brothers Baa    ($535,454)
 15,000,000        8/01/99      1 mo. LIBOR   Lehman Brothers Baa     (328,442)



===============================================================================
                   STRONG GOVERNMENT SECURITIES FUND
===============================================================================
                                                Shares or
                                                Principal              Value
                                                  Amount             (Note 2)
-------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY ISSUES  92.7%
FHA Insured Project Loan #956-55054, 2.93%,
  Due 11/01/12                                 $ 3,709,702         $ 2,990,947
FHA Project Loan, 7.40%, Due 3/01/09            21,394,217          22,517,413
FHA Project Loan Section 223(f) - Hampshire
  Tower Apartments, 7.50%, Due 11/15/30          8,986,502           9,272,991
FHLMC Guaranteed Multiclass Variable Rate
  Mortgage Participation Certificates:
  Pool #865496, 7.618%, Due 5/01/26              4,540,394           4,710,659
  Series 1539, Class FB, 5.611%, Due 6/15/05     3,977,003           3,992,717
  Series 1572-B, Class SA, 3.905%, Due 10/15/00  3,000,000           2,982,003
FHLMC Multiclass Mortgage Guaranteed
  Participation Certificates, Series 144,
  Class 144-A, 8.75%, Due 6/15/00                   92,000              93,668
FHLMC Participation Certificates:
  6.00%, Due 1/01/13                            13,403,653          13,441,985
  6.25%, Due 9/15/22                             5,705,000           5,734,466
  7.00%, Due 1/25/21                             3,448,172           3,525,756
  7.25%, Due 7/01/08                             1,224,199           1,240,231
  7.26%, Due 6/01/06                             6,781,651           7,146,164
  7.625%, Due 8/25/22                           14,049,817          14,131,025
  8.00%, Due 7/01/08 thru 12/01/10               5,479,911           5,660,394
  8.50%, Due 10/01/05 thru 5/01/16 (e)          26,531,837          27,524,735
  9.00%, Due 8/01/09 thru 6/01/16                4,540,670           4,782,273
  9.30%, Due 7/15/21                             5,998,620           6,247,968
  9.50%, Due 4/01/07 thru 12/01/19               3,153,215           3,272,212
  9.75%, Due 8/01/02                               829,828             847,419
  10.00%, Due 10/01/05 thru 6/01/20              3,763,814           3,965,794
  10.50%, Due 6/01/04 thru 8/01/20               3,348,988           3,637,159
  11.00%, Due 1/01/01                               10,316              10,569
  11.25%, Due 1/01/01                               45,921              47,051
  11.75%, Due 10/01/15                             117,651             126,781
  12.00%, Due 11/01/15                              25,570              27,870

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                 STRONG GOVERNMENT SECURITIES FUND (continued)
===============================================================================
                                                  Shares or
                                                  Principal           Value
                                                   Amount            (Note 2)
--------------------------------------------------------------------------------
  12.25%, Due 7/01/15 thru 12/01/15            $   385,018         $   419,400
  12.50%, Due 10/01/09 thru 1/01/15                177,712             194,994
  13.00%, Due 7/01/14                               55,195              61,209
  13.75%, Due 5/01/02                               43,729              46,535
  14.00%, Due 9/01/10 thru 4/01/16                 542,087             611,508
  14.50%, Due 3/01/11 thru 12/01/11                  6,963               7,946
  14.75%, Due 8/01/11 thru 4/01/13                   7,631               8,710
  15.00%, Due 8/01/11                               26,298              30,311
  16.00%, Due 6/01/12                                6,855               8,066
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.00%, Due 9/01/12                            14,083,843          14,154,221
  6.225%, Due 11/01/14                          20,316,058          20,366,849
  6.292%, Due 5/01/05                            9,360,808           9,667,937
  6.32%, Due 8/25/08                            10,000,000          10,225,000
  6.50%, Due 2/18/27 thru 8/01/28               33,442,207          33,907,794
  6.695%, Due 8/01/05                           10,000,000          10,600,000
  6.74%, Due 8/25/07                            20,890,000          21,811,353
  7.00%, Due 9/01/15                               857,159             881,248
  7.50%, Due 7/01/03 thru 7/01/15               44,380,845          45,413,328
  7.778%, Due 7/01/01                           39,840,000          42,198,014
  8.00%, Due 4/01/17 thru 11/01/26              38,951,576          40,323,604
  8.305%, Due 4/01/01                            5,392,551           5,699,945
  8.40%, Due 2/25/09                            29,710,000          31,532,857
  8.43%, Due 4/01/01                            10,409,047          11,027,797
  8.50%, Due 11/25/02 thru 5/01/17 (e)          32,210,407          33,700,855
  8.75%, Due 1/01/10                             1,125,150           1,198,716
  9.00%, Due 9/01/21 thru 10/25/21               7,753,942           8,231,188
  9.25%, Due 4/25/18                             1,713,352           1,803,246
  9.40%, Due 10/25/19                            6,541,444           6,961,407
  9.50%, Due 3/25/19                            10,648,796          11,660,328
  10.00%, Due 4/01/20                            2,952,685           3,149,590
  11.75%, Due 12/01/10                             103,204             113,013
  12.00%, Due 1/01/16 thru 2/01/19               2,415,539           2,651,023
  12.25%, Due 7/01/14                               20,445              22,155
  12.50%, Due 2/01/11                              164,079             180,418
  13.25%, Due 4/01/12                                3,369               3,846
  13.50%, Due 1/01/11 thru 1/01/12                  26,551              28,494
  13.75%, Due 10/01/10                               6,362               7,193
  14.00%, Due 1/01/12 thru 11/01/14                 82,506              93,473
  14.25%, Due 12/01/14                              33,131              38,074
  14.50%, Due 1/01/12                                7,041               8,083
  14.75%, Due 11/01/10 thru 3/01/12                145,401             170,700
  15.00%, Due 10/01/12                              10,122              11,771
  15.50%, Due 10/01/12                              10,511              12,294
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Certificates:
  Pool #54844, 6.131%, Due 9/01/27              18,254,304          18,418,071
  Pool #110238, 6.677%, Due 1/01/16              4,593,712           4,653,469
  Pool #70843, 6.681%, Due 4/01/20               2,301,203           2,331,844
  Pool #66414, 7.123%, Due 9/01/28              11,319,824          11,751,450
  Pool #176367, 7.287%, Due 4/01/15              2,321,225           2,405,985
  Pool #181826, 7.492%, Due 10/01/22               939,719             971,333
  Pool #124013, 7.496%, Due 10/01/21             1,996,178           2,066,167
  Pool #70018, 7.50%, Due 10/01/18               4,799,393           4,932,169
  Pool #92068, 7.516%, Due 1/01/18               1,222,322           1,262,925
  Pool #201427, 7.89%, Due 1/01/23               1,897,108           1,963,837
  Series 1991-57, Class S, 7.7219%, Due 5/25/20    319,526             320,905
  Series 1996-M6, Class A, 7.3783%, Due 8/17/03  1,297,299           1,319,658
  Series 1997-M4, Class C, 7.2993%, Due 2/17/35  5,683,000           5,926,545
FNMA Stripped Mortgage-Backed Securities:
  Series B, Class B-1, 6.00%, Due 5/01/09        3,075,226           3,127,779
  Series C, Class C-1, 6.00%, Due 5/01/09        2,482,387           2,524,363
  Series K, Class K-1, 6.00%, Due 11/01/08      15,956,571          16,243,616
  Series 161, Class 2, 8.50%, Due 7/25/22        4,741,263             731,213
Federal Home Loan Bank Notes, 4.875%,
  Due 3/17/00                                    8,000,000           7,985,664
GNMA Guaranteed Pass-Thru Certificates:
  7.00%, Due 8/20/20                             9,707,110           9,815,534
  8.35%, Due 9/01/19                            21,876,578          23,165,327
  9.00%, Due 12/15/06 thru 12/15/09             13,536,482          14,023,742
  12.50%, Due 4/15/19                            3,422,090           3,896,905
  13.00%, Due 11/15/10 thru 11/15/14               538,864             618,239
  13.50%, Due 7/15/10 thru 10/15/12                122,645             141,458
  14.00%, Due 6/15/11 thru 12/20/14                179,798             209,486
  14.50%, Due 6/15/11 thru 11/15/12                307,567             363,250
  15.00%, Due 1/15/12 thru 9/15/12                 130,972             156,101
  16.00%, Due 4/15/12                                9,596              11,607
GNMA Guaranteed Variable Rate Pass-Thru
 Certificates:
  Pool #8333, 6.875%, Due 3/20/18                1,207,545           1,226,514
  Pool #8489, 6.875%, Due 4/20/19                  265,727             270,702
  Pool #8714, 7.00%, Due 11/20/20                6,915,002           7,015,691
HHS Project Loan, 7.83%, Due 11/01/01 (e)        1,700,543           1,736,679
Small Business Administration Guaranteed
  Loan, Interest Only Custodial Receipts:
  Series 1992-6A, 2.473%, Due 10/15/17          36,113,121           1,715,373
  Series 1993-1A, 2.5312%, Due 2/15/18          28,348,457           1,346,552
USGI FHA Insured Project Pool #2040, 3.025%,
  Due 11/01/06                                   6,197,485           5,817,889
United States Treasury Bonds:
  6.125%, Due 11/15/27                          23,235,000          26,139,398
  6.625%, Due 2/15/27                           71,200,000          84,305,286
  7.25%, Due 5/15/16                            23,500,000          28,647,980
  8.125%, Due 8/15/21                           22,750,000          30,819,152
United States Treasury Notes:
  5.625%, Due 12/31/99 thru 5/15/08             21,180,000          22,215,846
  5.75%, Due 8/15/03                            21,845,000          23,155,722
  6.00%, Due 7/31/02                           185,200,000         195,443,967
  6.125%, Due 8/15/07                            2,000,000           2,206,252
  6.25%, Due 10/31/01                           46,085,000          48,518,887
  7.00%, Due 7/15/06                            36,950,000          42,527,159
  7.875%, Due 11/15/04                          27,810,000          32,668,073
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
  (Cost $1,191,861,216)                                          1,214,290,507
--------------------------------------------------------------------------------

CORPORATE BONDS 5.5%
Atlas Air, Inc. Pass-Thru Certificates,
  Series 1998-1, Class B, 7.68%, Due 1/02/14     10,000,000         10,317,240
Bank United Corporation Subordinated
  Notes, 8.875%, Due 5/01/07                     10,000,000         10,432,380
Cullen/Frost Capital Trust I Bonds, 8.42%,
  Due 2/01/27                                     1,000,000          1,064,156
GS Escrow Corporation Senior Notes, 7.00%,
  Due 8/01/03 (Acquired 7/30/98 - 8/04/98;
  Cost $19,359,858)(b)                           19,400,000         19,012,000
HUBCO Capital Trust I Capital Securities,
  8.98%, Due 2/01/27                              6,500,000          6,940,264
Riggs Capital Trust Preferred Securities,
  Series A, 8.625%, Due 12/31/26
  (Acquired 12/10/96; Cost $9,490,000) (b)        9,490,000          9,655,316
United Air Lines, Inc. Debentures, 10.25%,
  Due 7/15/21                                    10,735,000         13,937,068
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $71,392,319)                            71,358,424
===============================================================================

MUNICIPAL BONDS 0.3%
Arkansas Development Finance Authority
  GNMA Guaranteed Bonds, 9.75%, Due 11/15/14      3,100,000          4,042,589
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,789,941)                              4,042,589
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
===============================================================================
                 STRONG GOVERNMENT SECURITIES FUND (continued)
===============================================================================
                                                  Shares or
                                                  Principal          Value
                                                   Amount          (Note 2)
-------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 0.1%
Community Program Loan Trust Bonds,
  Series 1987-A, Class A5, 4.50%, Due 4/01/29         $980,000   $     780,325
-------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $738,513)                                                      780,325
-------------------------------------------------------------------------------

OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive
  a fixed interest rate of 7.75%; exercisable
  at a strike price of $100 beginning 4/09/04
  and expiring 4/09/25.)                            12,166,667       1,565,850
-------------------------------------------------------------------------------
Total Options (Cost $563,356)                                        1,565,850
-------------------------------------------------------------------------------

PREFERRED STOCKS 0.8%
Norwest Corporation Series A Cumulative
  Tracking Preferred Stock/Residential Home
  Mortgage LLC (Acquired 12/16/94; Cost
  $10,000,000) (b)                                      50,000      10,350,700
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $10,000,000)                           10,350,700
-------------------------------------------------------------------------------

WARRANTS 0.0%
EOP Operating LP Warrants, Expire 1/18/00
  (Acquired 6/10/98; Cost $60,000) (b)                   7,500          18,750
-------------------------------------------------------------------------------
Total Warrants (Cost $60,000)                                           18,750
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.9%
Commercial Paper 0.3%
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc., 4.75%    $ 1,030,000       1,030,000
Pitney Bowes Credit Corporation, 4.83%               1,151,100       1,151,100
Sara Lee Corporation, 4.82%                             95,600          95,600
Warner Lambert Company, 4.75%                          260,400         260,400
Wisconsin Electric Power Company, 4.75%                610,000         610,000
                                                                     ---------
                                                                     3,147,100
Repurchase Agreements 2.5%
ABN-AMRO Chicago Corporation (Dated 10/30/98),
  5.40%, Due 11/02/98  (Repurchase  proceeds
  $33,014,850); Collateralized by: $15,000,000
  FHLMC Notes, 6.77%, Due 3/05/08 (Market Value
  $15,007,275) and $17,620,000 Federal Home Loan
  Bank Notes, 5.52% thru 5.805%, Due 9/25/01 thru
  8/17/05 (Market Value $18,315,949) (d)            33,000,000      33,000,000

United States Government Issues 0.1%
United States Treasury Bills, Due 11/27/98
  thru 1/28/99 (c)                                   1,665,000       1,656,660
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $37,802,829)                     37,803,760
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities  (Cost $1,316,208,174) 102.4%    1,340,210,905
Other Assets and Liabilities, Net (2.4%)                           (31,308,937)
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,308,901,968
===============================================================================

-------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------
                                                Underlying        Unrealized
                                 Expiration     Face Amount      Appreciation
                                    Date         at Value       (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 960 Ninety-Day Euro-Dollar         12/99      $229,224,000       $1,169,050
  46 Five-Year U.S. Treasury Notes  12/98         5,273,469          (39,939)
 195 Ten-Year U.S. Treasury Notes   12/98        23,473,125           29,475
 471 U.S. Treasury Bonds            12/98        60,714,844         (476,907)



==============================================================================
                       STRONG HIGH-YIELD BOND FUND
==============================================================================
                                                 Shares or
                                                 Principal            Value
                                                  Amount            (Note 2)
------------------------------------------------------------------------------
CORPORATE BONDS 84.4%
AP Holdings, Inc. Senior Discount Notes,
  Zero %, Due 3/15/08 (Rate Reset Effective
  3/15/03)                                     $ 7,950,000         $ 3,756,375
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08         7,300,000           6,424,000
Allied Waste Industries, Inc. Senior Discount
  Notes, Zero %, Due 6/01/07 (Rate Reset
  Effective 6/01/02)                             4,000,000           3,000,000
Anchor Glass Container Corporation
  First Mortgage Notes, 11.25%, Due 4/01/05      6,000,000           6,165,000
Anthony Crane Rental Holdings LP/Anthony
  Crane Holdings Capital Corporation Senior
  Discount Debentures, Zero %, Due 8/01/09
  (Rate Reset Effective 8/01/03) (Acquired
  7/16/98; Cost $3,652,250) (b)                  7,000,000           3,062,500
Anthony Crane Rental LP Senior Notes,
  10.375%, Due 8/01/08 (Acquired 7/31/98;
  Cost $2,800,000) (b)                           2,800,000           2,534,000
Atlas Air, Inc. Senior Notes:
  9.25%, Due 4/15/08 (Acquired 4/07/98;
  Cost $7,989,360) (b)                           8,000,000           7,540,000
  10.75%, Due 8/01/05                            7,725,000           7,782,937
Autopistas del Sol SA Senior Notes,
  9.35%, Due 8/01/04 (Acquired 8/11/97;
  Cost $3,960,000) (b)                           4,000,000           2,980,000
BankUnited Capital Trust Preferred Securities,
  Series A, 10.25%, Due 12/31/26                 4,300,000           4,396,750
Bay View Capital Corporation Subordinated
  Notes, 9.125%, Due 8/15/07                    18,875,000          16,704,375
Big City Radio, Inc. Senior Discount Notes,
  Zero %, Due 3/15/05 (Rate Reset Effective
  3/15/01)                                       6,000,000           3,690,000
CSBI Capital Trust I Subordinated Income
  Capital Securities, Series A, 11.75%,
  Due 6/06/27 (Acquired 7/10/97;
  Cost $2,000,000) (b)                           2,000,000           2,105,000
Calair LLC/Calair Capital Corporation
  Guaranteed Senior Notes, 8.125%, Due 4/01/08   3,000,000           2,801,250
Capstar Radio Broadcasting Partners, Inc.
  Senior Subordinated Notes, 9.25%, Due 7/01/07  2,150,000           2,139,250
William Carter Senior Subordinated Notes,
  Series A, 10.375%, Due 12/01/06                7,000,000           7,122,500
Cencall Communications Corporation Senior
  Discount Notes, Zero %, Due 1/15/04 (Rate
  Reset Effective 1/15/99)                       4,500,000           4,230,000
Cumulus Media, Inc. Senior Subordinated
  Notes, 10.375%, Due 7/01/08                    7,000,000           7,175,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                    STRONG HIGH-YIELD BOND FUND (continued)
===============================================================================
                                                 Shares or
                                                 Principal           Value
                                                  Amount           (Note 2)
-------------------------------------------------------------------------------
e.spire Communications, Inc. Senior Discount
  Notes, Zero %, Due 7/01/08 (Rate Reset
  Effective 7/01/03) (Acquired 7/21/98; Cost
  $1,499,725) (b)                              $ 2,500,000         $ 1,237,500
e.spire Communications, Inc. Senior Notes,
  13.75%, Due 7/15/07                            2,000,000           2,030,000
Echostar Communications Corporation Senior
  Secured Discount Notes, Zero %, Due 6/01/04
  (Rate Reset Effective 6/01/99)                 5,000,000           4,906,250
Everest Healthcare Services Corporation Senior
  Subordinated Notes, 9.75%, Due 5/01/08         3,000,000           2,835,000
Fresenius Medical Care Capital Trust II
  Guaranteed Preferred Securities, 7.875%,
  Due 2/01/08                                   11,590,000          10,836,650
GST Telecommunications Senior Subordinated
  Notes, 12.75%, Due 11/15/07                    5,000,000           4,525,000
General Binding Corporation Senior Subordinated
  Notes, 9.375%, Due 6/01/08                     5,000,000           4,975,000
Global Crossing Holding, Ltd. Senior Notes,
  9.625%, Due 5/15/08 (Acquired 5/13/98 -
  8/31/98; Cost $11,092,625) (b)                11,350,000          11,037,875
Goss Graphic System, Inc. Senior Subordinated
  Notes, 12.00%, Due 10/15/06                    9,750,000           8,677,500
Graham Packaging Holdings Company/GPC
  Capital Corporation II Senior Discount Notes,
  Zero %, Due 1/15/09 (Rate Reset
  Effective 1/15/03)                             8,150,000           5,012,250
Grove Holdings LLC Debentures, Zero %,
  Due 5/01/09 (Rate Reset Effective 5/01/03)
  (Acquired 4/22/98 - 4/30/98; Cost
  $5,511,160) (b)                                9,500,000           3,562,500
Hudson Respiratory Care, Inc. Senior
  Subordinated Notes, 9.125%, Due 4/15/08        6,000,000           4,230,000
ICG Holdings, Inc. Senior Discount Notes, Zero %,
  Due 9/15/05 (Rate Reset Effective 9/15/00)     4,000,000           3,020,000
IXC Communications, Inc. Senior Subordinated
  Notes, 9.00%, Due 4/15/08                      5,300,000           5,247,000
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                6,000,000           6,691,020
Insight Health Services Corporation Senior
  Subordinated Notes, 9.625%, Due 6/15/08
  (Acquired 6/09/98; Cost $2,000,000) (b)        2,000,000           1,830,000
Interep National Radio Sales, Inc. Senior
  Subordinated Notes, 10.00%, Due 7/01/08
  (Acquired 6/29/98; Cost $4,000,000) (b)        4,000,000           3,880,000
Interlake Corporation Senior Subordinated
  Debentures, 12.125%, Due 3/01/02               1,750,000           1,645,000
Intermedia Communications, Inc. Senior Notes,
  8.60%, Due 6/01/08                             3,500,000           3,333,750
Intermedia Communications, Inc. Senior Notes,
  Series B, 8.50%, Due 1/15/08                   2,000,000           1,900,000
Jackson Products, Inc. Senior Subordinated
  Notes, Series B, 9.50%, Due 4/15/05            8,300,000           7,926,500
Jordan Telecommunication Products, Inc. Senior
  Notes, Series B, 9.875%, Due 8/01/07           3,300,000           3,052,500
Jordan Telecommunication Products, Inc. Senior
  Subordinated Discount Notes, Zero %, Due
  8/01/07 (Rate Reset Effective 8/01/00)        10,115,000           7,333,375
La Petite Academy, Inc./LPA Holding Corporation
  Senior Notes, Series B, 10.00%, Due 5/15/08    6,300,000           6,063,750
MJD Communications, Inc. Senior Subordinated
  Notes, 9.50%, Due 5/01/08 (Acquired 4/30/98;
  Cost $3,000,000) (b)                           3,000,000           2,925,000
Market Hub Partners Storage LP/Market Hub
  Partners Finance, Inc. Senior Notes, 8.25%,
  Due 3/01/08                                    4,300,000           4,224,750
Metronet Communications Corporation Senior
  Discount Notes, Zero %, Due 6/15/08 (Rate
  Reset Effective 6/15/03)                      13,375,000           7,389,688
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%, Due 11/15/06                           6,500,000           6,337,500
NTL, Inc. Senior Notes, 11.50%, Due 10/01/08
  (Acquired 10/26/98; Cost $3,500,000) (b)       3,500,000           3,622,500
NTL, Inc. Senior Notes, Series B, 10.00%, Due
  2/15/07                                        9,000,000           8,685,000
Nextlink Communications, Inc. Senior Discount
  Notes, Zero %, Due 4/15/08 (Rate Reset
  Effective 4/15/03)                             5,000,000           2,650,000
Nextlink Communications, Inc. Senior Notes,
  9.00%, Due 3/15/08                               350,000             320,250
Optel, Inc. Senior Notes, Series B, 13.00%, Due
  2/15/05                                        9,675,000           9,433,125
Orbital Imaging Corporation Senior Notes,
  11.625%, Due 3/01/05                           6,500,000           5,752,500
Pacific Aerospace & Electronics, Inc. Senior
  Subordinated Notes, 11.25%, Due 8/01/05
  (Acquired 7/23/98; Cost $3,000,000) (b)        3,000,000           2,385,000
Packaged Ice, Inc. Senior Notes, Series B, 9.75%,
  Due 2/01/05                                    5,040,000           4,611,600
Pagemart Nationwide, Inc. Senior Discount Notes,
  Zero %, Due 2/01/05 (Rate Reset
  Effective 2/01/00)                             6,500,000           5,622,500
Prime Succession Acquisition Corporation Senior
  Subordinated Notes, 10.75%, Due 8/15/04        4,500,000           4,072,500
Qwest Communications International, Inc. Senior
  Notes, 7.50%, Due 11/01/08 (Acquired 10/27/98;
  Cost $4,966,200) (b) (e)                       5,000,000           5,062,500
R.H. Donnelley, Inc. Senior Subordinated Notes,
  9.125%, Due 6/01/08 (Acquired 6/02/98 -
  6/05/98; Cost $7,051,875) (b)                  7,000,000           6,912,500
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05  8,000,000           8,680,000
SF Holdings Group, Inc. Senior Secured Discount
  Notes, Zero %, Due 3/15/08 (Rate Reset
  Effective 3/15/03)                             5,000,000           1,825,000
Sabreliner Corporation Senior Notes, 11.00%,
  Due 6/15/08 (Acquired 6/19/98; Cost
  $10,000,000) (b)                              10,000,000           8,375,000
BF Saul Real Estate Investment Trust Senior
  Secured Notes, 9.75%, Due 4/01/08              7,000,000           5,635,000
Station Casinos, Inc. Senior Subordinated Notes,
  9.75%, Due 4/15/07                             3,750,000           3,618,750
Steel Heddle Manufacturing Company Senior
  Subordinated Notes, 10.625%, Due 6/01/08
  (Acquired 5/21/98; Cost $5,000,000) (b)        5,000,000           4,025,000
Superior National Capital Trust I Notes, 10.75%,
  Due 12/01/17                                   5,405,000           5,053,675
Telecommunications Techniques Company LLC
  Senior Subordinated Notes, 9.75%, Due 5/15/08
  (Acquired 5/14/98; Cost $6,000,000) (b)        6,000,000           5,190,000
Telemundo Holdings, Inc. Senior Discount Notes,
  Zero %, Due 8/15/08 (Rate Reset Effective
  8/15/03)(Acquired 8/07/98; Cost $5,712,000)(b)10,000,000           4,950,000
Time Warner Telecom LLC Senior Notes, 9.75%,
  Due 7/15/08                                    5,000,000           5,062,500
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                  7,100,000           6,567,500
Transwestern Publishing Company LP/TWP
  Capital Corporation Senior Subordinated Notes,
  9.625%, Due 11/15/07                           8,650,000           8,455,375
Tri-State Outdoor Media Group, Inc. Senior Notes,
  11.00%, Due 5/15/08 (Acquired 5/14/98; Cost
  $6,351,750) (b)                                6,300,000           6,016,500

--------------------------------------------------------------------------------
===============================================================================
                    STRONG HIGH-YIELD BOND FUND (continued)
===============================================================================
                                                 Shares or
                                                 Principal           Value
                                                  Amount           (Note 2)
-------------------------------------------------------------------------------
United Rentals, Inc. Senior Subordinated Notes:
  8.80%, Due 8/15/08 (Acquired 8/07/98; Cost
  $3,900,000) (b)                              $ 4,000,000        $  3,820,000
  9.50%, Due 6/01/08 (Acquired 5/19/98; Cost
  $4,910,400) (b)                                4,950,000           4,826,250
Universal Compression, Inc. Senior Discount
  Notes, Zero %, Due 2/15/08 (Rate Reset Effective
  2/15/03)                                       6,000,000           3,420,000
Verio, Inc. Senior Notes, 13.50%, Due 6/15/04    6,500,000           7,085,000
Versatel Telecom BV Senior Yankee Notes, 13.25%,
  Due 5/15/08 (Acquired 5/20/98; Cost
  3,960,000) (b)                                 4,000,000           3,740,000
Winstar Communications, Inc. Senior Discount
  Notes, Zero %, Due 10/15/05 (Rate Reset Effective
  10/15/00)                                      6,880,000           4,850,400
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $421,751,544)                          390,600,220
-------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.6%
Key Energy Group, Inc. Subordinated Notes, 5.00%,
  Due 9/15/04                                    4,500,000           2,745,000
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost $3,673,320)                            2,745,000
-------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 2.3%
Aircraft Lease Portfolio Securitization Pass-Thru
  Trust Certificates, Series 1996-1, Class D,
  12.75%, Due 6/15/06                            4,750,441           4,512,919
Blaylock Mortgage Capital Corporation
  Subordinated Bonds, Series 1997-A, Class B3,
  6.425%, Due 10/15/03 (Acquired 3/11/98; Cost
  $3,158,335) (b)                                3,351,574           2,995,469
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%,
  Due 10/25/22                                  15,855,225             163,468
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1997-A,
  Class B-3, 7.3887%, Due 10/01/25 (Acquired
  7/09/97; Cost $2,926,823) (b)                  3,277,994           3,069,022
-------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $11,026,247)                                     10,740,878
-------------------------------------------------------------------------------

FOREIGN BONDS 1.0%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                    8,000,000           4,649,776
-------------------------------------------------------------------------------
Total Foreign Bonds (Cost $5,226,580)                                4,649,776
-------------------------------------------------------------------------------

PREFERRED STOCKS 7.2%
Capstar Radio Broadcasting Partners, Inc. 12.00%
  Senior Exchangeable                               63,600           7,329,900
e.spire Communications, Inc. 14.75%                  3,225           3,063,389
IXC Communications, Inc. 12.50% Junior               3,288           3,263,340
Intermedia Communications, Inc. 13.50% Series B
  Exchangeable                                       3,817           4,256,253
Jordan Telecommunication Products, Inc. 13.25%
  Series B Senior Exchangeable                       2,000           2,400,000
NTL, Inc. 13.00% Series B                            6,373           5,942,715
Nextlink Communications, Inc. 14.00% Senior
  Exchangeable                                         838              39,393
SFX Broadcasting, Inc. 12.625% Series E             51,566           6,123,463
21st Century Telecom Group, Inc. 13.75% Senior
  Exchangeable                                       1,072             761,337
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $36,846,580)                           33,179,790
-------------------------------------------------------------------------------

COMMON STOCKS 0.2%
Optel, Inc. Non-Voting (Acquired 2/07/97 - 5/07/98;
  Cost $596,280) (b)                                17,175             687,000
SF Holdings Group, Inc. Class C (Acquired
  3/05/98; Cost $20,000) (b)                        10,000              20,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $616,280)                                    707,000
-------------------------------------------------------------------------------

WARRANTS 0.4%
American Telecasting, Inc. Warrants, Expire 8/10/00    150                   0
e.spire Communications, Inc. Warrants, Expire
  11/01/05 (Acquired 2/14/96 -
  3/22/96; Cost $91,875) (b)                         1,500              45,000
MetroNet Communications Corporation Warrants,
  Expire 8/15/07                                     3,000              90,000
NTL, Inc. Warrants, Expire 10/14/08 (Acquired
  10/28/98; Cost $50,000) (b)                        3,800              50,000
Orbital Imaging Corporation Warrants, Expire 3/01/05
  (Acquired 2/20/98 - 5/04/98; Cost $1) (b)          6,500             260,000
Powertel, Inc. Warrants, Expire 2/01/06              3,264              15,096
21st Century Telecom Group, Inc. Warrants,
  Expire 2/15/10 (Acquired 2/02/98; Cost
  $55,000) (b)                                       1,000              30,000
Verio, Inc. Warrants, Expire 6/15/04                52,000           1,404,000
Versatel Telecom BV Warrants, Expire 5/15/08
  (Acquired 5/20/98; Cost $40,000) (b)               4,000              60,000
-------------------------------------------------------------------------------
Total Warrants (Cost $2,320,656)                                     1,954,096
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.9%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc., 4.75% $      100                 100
General Mills, Inc., 4.83%                          94,900              94,900
Pitney Bowes Credit Corporation, 4.83%              17,800              17,800
                                                                       -------
                                                                       112,800
Repurchase Agreements 4.8%
ABN-AMRO Chicago Corporation (Dated 10/30/98),
  5.40%, Due 11/02/98 (Repurchase proceeds
  $21,909,855); Collateralized by: $15,000,000
  FHLMC Notes, 5.125%, Due 10/15/08; $7,335,000
  Federal Home Loan Bank Bonds, 5.16%, Due
  4/22/02 (Market Value $22,340,460) (d)        21,900,000          21,900,000

United States Government Issues 0.1%
United States Treasury Bills, Due 11/12/98 thru
  1/28/99 (c)                                      645,000             642,243
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $22,654,685)                     22,655,043
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $504,115,892) 101.0%         467,231,803
Other Assets and Liabilities, Net (1.0%)                            (4,732,143)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $462,499,660
===============================================================================


FUTURES
-------------------------------------------------------------------------------
                                                   Underlying
                                 Expiration        Face Amount      Unrealized
                                    Date            at Value       Appreciation
--------------------------------------------------------------------------------
Purchased:
 200 Ten-Year U.S. Treasury Notes  12/98          $24,075,000        $703,969
 170 U.S. Treasury Bonds           12/98           21,914,063         563,803


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------
                             Settlement          Value        Unrealized
                                Date            in USD       Appreciation
--------------------------------------------------------------------------------
Sold:
 7,560,000 CAD                12/17/98        $4,901,325       $121,430

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
--------------------------------------------------------------------------------
===============================================================================
                    STRONG HIGH-YIELD BOND FUND (continued)
===============================================================================

--------------------------------------------------------------------------------
SWAPS
-------------------------------------------------------------------------------
Open index rate swap contracts at October 31, 1998 consisted of the following:
-------------------------------------------------------------------------------
  Notional     Termination    Interest          Index              Unrealized
   Amount         Date         Sold             Bought            Depreciation
--------------------------------------------------------------------------------
$15,000,000      1/01/99    1 mo. LIBOR    Lehman Brothers Baa     ($321,262)



===============================================================================
                           STRONG SHORT-TERM BOND FUND
===============================================================================
                                                Shares or
                                                Principal             Value
                                                 Amount              (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 55.5%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                  $10,600,000         $11,432,036
Amerco Asset Backed Bonds, 6.89%, Due 10/15/00
  (Acquired 10/17/97; Cost $10,000,000) (b)     10,000,000           9,759,200
Atlas Air, Inc. Pass-Thru Certificates, Series
  1998-1, Class C, 8.01%, Due 1/02/10           20,000,000          20,506,160
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                            9,860,000          10,698,100
Blackstone Hotel Acquisitions Company Debt
  Unit (Medium Term Structured Enhanced Return
  Trusts 1998), Series R-38, 6.2225%, Due 6/30/03
  (Acquired 7/30/98; Cost $14,000,000) (b)      14,000,000          13,930,000
CMS Energy Corporation Notes, 8.125%, Due
  5/15/02                                        7,500,000           7,740,795
CSC Holdings, Inc. Senior Notes, 7.875%, Due
  12/15/07                                       7,500,000           7,640,625
Call-Net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset Effective
  12/01/99)                                      9,000,000           8,415,000
Coca-Cola Femsa SA de CV Senior Notes, 9.40%,
  Due 8/15/04 (Acquired 12/03/97; Cost
  $5,217,100) (b)                                5,000,000           4,513,270
ContiFinancial Corporation Senior Notes:
  7.50%, Due 3/15/02                             1,000,000             664,123
  8.375%, Due 8/15/03                            9,810,000           6,426,698
Continental Airlines, Inc. Senior Notes, 9.50%,
  Due 12/15/01                                  14,750,000          15,413,750
Continental Airlines Pass-Thru Trusts Pass-
  Thru Certificates:
  Series 1997-2D, 7.522%, Due 6/30/01           10,306,974          10,569,544
  Series 1998-2, Class 2A, 6.41%, Due 4/15/07    2,500,000           2,675,088
Custom Repackaged Asset Vehicle Trusts -
  CRAVE Trust Certificates, Series 1997-800,
  6.86%, Due 8/12/00 (Acquired 8/14/97;
  Cost $4,999,200) (b)                           5,000,000           5,024,850
Custom Repackaged Asset Vehicle Trusts -
  Walt Disney Credit-Linked Trust Certificates,
  Series 1996-403, 7.20%, Due 1/10/07
  (Acquired 12/18/96; Cost $4,078,886) (b)       4,081,580           4,318,854
Custom Repackaged Asset Vehicle Trusts -
  Wal-Mart Credit-Linked Trust Certificates,
  Series 1996-401, 7.35%, Due 7/17/06
  (Acquired 10/16/96; Cost $4,280,673) (b)       4,293,898           4,560,828
Delta Air Lines, Inc. Pass-Thru Certificates:
  9.375%, Due 9/11/07                           18,428,018          21,161,354
  9.875%, Due 4/30/08                           16,830,317          19,753,490
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $12,500,000) (b)      10,000,000          10,100,000
Duke Realty LP Notes, 7.05%, Due 3/01/16
  (Putable at 100 and Rate Reset Effective
  3/01/06)                                       3,000,000           2,994,507
EOP Operating LP Mandatory Par Put
  Remarketed Securities, 6.376%,
  Due 2/15/02                                   10,000,000         $ 9,855,760
EOP Operating LP Senior Notes, 6.375%,
  Due 2/15/03                                    1,000,000             979,236
El Paso Electric Company First Mortgage Notes,
  Series E, 9.40%, Due 5/01/11                  10,718,000          12,218,520
Empress Entertainment Inc. Senior Subordinated
  Notes, 8.125%, Due 7/01/06 (Acquired 9/02/98;
  Cost $9,912,500) (b)                          10,000,000           9,925,000
GS Escrow Corporation Floating Rate Senior
  Notes, 6.75%, Due 8/01/03 (Acquired 8/04/98;
  Cost $4,967,500) (b)                           5,000,000           4,818,945
GS Escrow Corporation Senior Notes:
  6.75%, Due 8/01/01 (Acquired 7/30/98;
  Cost $34,417,890) (b)                         34,500,000          33,789,921
  7.00%, Due 8/01/03 (Acquired 7/30/98;
  Cost $9,975,300) (b)                          10,000,000           9,800,000
Grupo Industrial Durango SA de CV Yankee
  Notes, 12.625%, Due 8/01/03                    5,000,000           3,775,000
Grupo Industrial Durango Yankee Notes,
  12.00%, Due 7/15/01                            4,000,000           3,130,000
Gulf Canada Resources, Ltd. Senior Yankee
  Notes, 8.35%, Due 8/01/06                     12,530,000          12,834,892
HRPT Properties Trust Senior Notes, 6.75%,
  Due 12/18/02                                   5,000,000           4,873,740
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                    27,468,000          32,274,900
Homeside Lending, Inc. Senior Notes, 6.20%,
  Due 5/15/03                                    8,740,000           8,904,635
Huntington Capital I Variable Rate Capital
  Income Securities, 5.9197%, Due 2/01/27       16,500,000          15,711,894
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                5,000,000           5,575,850
Fred Meyer, Inc. Senior Notes, 7.15%,
  Due 3/01/03                                   10,000,000          10,006,690
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                  17,910,000          22,297,950
NWA Trust Structured Enhanced Return
  Trusts 1998, 8.3977%, Due 4/15/11             15,000,000          14,550,000
Niagara Mohawk Power Corporation
  Senior Notes, Series C, 7.125%, Due 7/01/01   51,000,000          51,934,371
 13,000,000           13,488,22
North Fork Bancorp Capital Trust Pass-Thru
 Securities, 8.70%, Due 12/15/26                13,000,000          13,488,288
PDVSA Finance, Ltd. Yankee Bonds, Series 1998,
  Class 1A, 6.45%, Due 2/15/04 (Acquired 5/05/98;
  Cost $2,996,814) (b)                           3,000,000           2,740,131
Panamerican Beverages, Inc. Senior Notes, 8.125%,
  Due 4/01/03                                    8,300,000           8,603,714
Qwest Communications International, Inc. Senior
  Notes, 7.50%, Due 11/01/08 (Acquired 10/27/98;
  Cost $9,932,400) (b) (e)                      10,000,000          10,125,000
Riggs Capital Trust Preferred Securities,
  Series A, 8.625%, Due 12/31/26 (Acquired
  12/20/96 - 1/15/97; Cost $11,565,210) (b)     11,500,000          11,700,330
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, 9.625%, Due 8/01/02            3,230,000           3,464,175
Simon Debartolo Group LP Notes, 6.625%,
  Due 6/15/03 (Acquired 7/23/98;Cost
  $10,001,400)(b)                               10,000,000           9,790,620
Skandinaviska Enskilda Banken Variable Rate
  Subordinated Yankee Notes, 6.50%, Due 12/29/49
  (Rate Reset Effective 6/04/03) (Acquired
  6/29/98 - 8/19/98; Cost $12,434,625) (b)      12,500,000          12,190,913

------------------------------------------------------------------------------
==============================================================================
                    STRONG SHORT-TERM BOND FUND (continued)
==============================================================================
                                                Shares or
                                                Principal             Value
                                                  Amount            (Note 2)
------------------------------------------------------------------------------
Spintab AB Floating Rate Subordinated Notes,
  6.225%, Due 12/29/49 (Acquired 11/21/97; Cost
  $30,000,000) (b)                             $30,000,000        $ 29,858,550
Sprint Spectrum LP/Sprint Spectrum Finance
  Corporation Senior Notes, 11.00%, Due 8/15/06 14,648,000          16,625,480
Star Capital Trust I Floating Rate Securities,
  6.265%, Due 6/15/27                           10,000,000           9,525,000
Suntrust Capital Trust I Floating Rate Preferred
  Securities, 6.3575%, Due 5/15/27              10,000,000           9,629,130
Superior Financial Corporation Senior Notes,
  8.65%, Due 4/01/03 (Acquired 3/27/98;
  Cost $1,250,000) (b)                           1,250,000           1,275,000
Swedbank Floating Rate Debt Unit (Medium
  Term Structured Enhanced Return Trusts 1996,
  Series R-35), 6.5375%, Due 11/10/02 (Acquired
  10/16/96; Cost $10,000,000) (b)               10,000,000           9,675,000
TCI Communications, Inc. Senior Notes, 6.375%,
  Due 5/01/03                                    7,800,000           8,076,065
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                  31,515,000          34,589,824
Tele-Communications, Inc. Senior Notes, 8.25%,
  Due 1/15/03                                    6,837,000           7,518,751
Texas Utilities Company Senior Notes, Series D,
  6.37%, Due 8/16/03                            14,000,000          14,345,170
Time Warner Pass-Thru Asset Trust
  Securities, Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 1/08/97; Cost $15,264,000) (b)      16,000,000          16,194,720
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                             7,500,000           7,650,188
Union Planters Capital Trust Securities, 8.20%,
  Due 12/15/26                                   3,000,000           3,046,029
United Air Lines, Inc. Debentures, 10.25%, Due
  7/15/21                                        4,850,000           6,296,673
United States Filter Corporation Remarketable or
  Redeemable Securities, 6.50%, Due 5/15/13
  (Remarketing Date 5/15/03) (Acquired 5/14/98;
  Cost $10,950,280) (b)                         11,000,000          10,986,910
United States Filter Corporation Variable Rate
  Remarketable or Redeemable Securities, 6.375%,
  Due 5/15/11 (Remarketing Date 5/15/01)
  (Acquired 8/18/98; Cost $4,694,367) (b)        4,705,000           4,703,240
Valero Pass-Thru Asset Trust 1997-1
  Securities, 6.75%, Due 12/15/02 (Acquired
  12/05/97; Cost $9,985,600) (b)                10,000,000          10,416,560
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $739,281,871 )                         738,070,977
-------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 17.9%
BCF LLC Mortgage Pass-Thru Certificates, Series
  1997-R2, Class 3-A1, 7.00%, Due 12/25/35
  (Acquired 6/17/97; Cost $5,582,178) (b)        5,578,425           5,634,209
CS First Boston Mortgage Securities Corporation
  Mortgage-Backed Certificates, Series 1997-
  WFC1, Class A-1, 7.25%, Due 8/25/27            2,971,073           2,896,796
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class
  A-Z1, 9.50%, Due 12/25/21                      1,545,145           1,593,910
Chase Mortgage Finance Corporation Variable Rate
  Multiclass Mortgage Pass-Thru  Certificates,
  Series 1992-2, Class B2, 7.95%, Due 8/28/23
  (Acquired 9/27/96 - 9/03/97; Cost
  $3,781,919) (b)                                3,765,190           3,755,174
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (Acquired 10/23/96; Cost
  $2,024,706) (b)                                2,055,051           2,012,675
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Variable Rate
  Pass-Thru Certificates, Series 1988-8, Class
  A-1, 8.4781%, Due 6/25/18                      4,240,804           4,399,263
Cityscape Home Loan Owners' Trust Asset
  Backed Notes, Series 1997-1, Class A-3, 6.63%,
  Due 3/25/18                                    5,350,000           5,383,839
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18             995,553             694,995
Collateralized Mortgage Obligation Trust 61,
  Class Z, 9.10%, Due 1/01/20                    2,199,544           2,251,216
Collateralized Mortgage Obligation Trust Inverse
  Floating Rate Collateralized Mortgage Obligation,
  Series 13, Class Q, 15.2759%, Due 1/20/03        811,670             859,506
ContiMortgage Home Equity Loan Trust Interest
  Only Senior Strip Certificates, Series 1996-2,
  Class A, 1.0742%, Due 7/15/27 (Acquired
  6/14/96; Cost $2,808,655) (b)                 97,370,755           1,898,730
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97; Cost $2,244,125) (b)        2,244,125           2,242,374
DLJ Mortgage Acceptance Corporation Variable Rate
  Multifamily Mortgage Pass-Thru Certificates,
  Series 1993-MF10, Class A-1, Interest Only,
  0.80%, Due 7/15/03                            22,492,013             263,381
Drexel Burnham Lambert Collateralized Mortgage
  Obligation Trust, Series T, Class T-4, 8.45%,
  Due 9/20/19                                    6,600,000           6,828,763
GMBS, Inc. Countrywide Funding Certificates,
  Series 1990-1, Class Z, 9.25%, Due 1/28/20     3,158,186           3,257,858
GS Mortgage Securities Corporation Variable Rate
  Mortgage Participation Securities, Series
  1998-1, Class A, 8.00%, Due 6/18/28 (Acquired
  5/19/98; Cost $9,909,483) (b)                  9,457,306           9,882,885
Green Tree Recreational Equipment and Consumer
  Trust Asset-Backed Notes, Series 1998-C,
  Class A-5, 6.28%, Due 2/15/14                 15,000,000          15,213,300
Greenwich Capital Acceptance, Inc. Mortgage
  Securities, Series 1993-P01, Class E, Principal
  Only, Due 11/26/17                             6,769,937           5,146,236
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.1082%, Due 2/25/21 (Acquired 4/18/96;
  Cost $8,970,642) (b)                           8,794,747           8,882,695
Greenwich Capital Markets, Inc. Commercial
  Mortgage Loan Facility Variable Rate Funding
  Certificates, Series 1998 SFT-1, Class B,
  9.625%, Due 3/31/01 (Acquired 9/29/98; Cost
  $12,223,650) (b)                              12,223,650          12,223,650
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.3195%, Due 3/01/07
  (Acquired 3/10/97; Cost $4,516,875) (b)        4,500,000           4,359,375
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1,
  6.6875%, Due 8/17/23                           8,421,571           8,350,493
Merrill Lynch Mortgage Investors, Inc. Mortgage
  Pass-Thru Certificates, Series 1994-C1,
  Interest Only, 0.5826%, Due 11/25/20          37,281,990             547,672
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Pass-Thru Certificates, Series
  1994-A, Class A-5, 7.0317%, Due 2/15/24       14,525,078          14,749,819
The Money Store, Inc. Securitized Net Interest
  Margin Trust 1997-1 Notes, 7.36%, Due 6/20/25
  Acquired 12/23/97; Cost $2,605,122) (b)        2,605,122           2,605,122

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
-------------------------------------------------------------------------------
===============================================================================
                    STRONG SHORT-TERM BOND FUND (continued)
===============================================================================
                                                 Shares or
                                                 Principal            Value
                                                  Amount            (Note 2)
-------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-RR, Class A, 6.8466%, Due 4/28/04
  (Acquired 11/21/97; Cost $4,675,580) (b)     $ 4,676,932        $  4,657,943
NPF XI, Inc. Health Care Receivables Program
  97-1 Notes, Class A, 6.815%, Due 7/01/01
  (Acquired 6/19/97; Cost $4,999,944) (b)        5,000,000           5,092,200
Oregon Commercial Mortgage, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class E, 9.9487%, Due 6/25/26
  (Acquired 5/13/98; Cost $7,997,923) (b)        7,688,000           7,707,220
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru Certificates,
  Series 1992-26, Class A-18, 7.50%, Due 8/25/07 1,998,754           1,993,758
Prudential Home Thirty-Year Mortgage Trust
  Subordinated Mortgage Securities, Series 1992-A,
  Class B2-2, 7.90%, Due 4/28/22 (Acquired
  10/03/96 - 3/18/98; Cost $9,621,956) (b)       9,606,000           9,612,004
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Pass-Thru Certificates:
  Series 1994-C2, Class E, 8.00%, Due 4/25/25   11,525,627          12,067,620
  Series 1995-C2, Class D, 7.00%, Due 5/25/27    2,548,685           2,622,406
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1991-11, Class 1-L, 8.625%, Due
  10/25/21                                      10,082,942          10,055,769
  Series 1992-1, Class A-2, 7.88%, Due 8/25/20   2,210,541           2,203,943
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates, Series
  1993-M23, Class A-1, 6.97%, Due 8/28/23        1,810,655           1,821,365
Rural Housing Trust 1987-1 Senior Mortgage
  Pass-Thru Certificates, Series 1, Class D,
  6.33%, Due 4/01/26                               397,043             405,687
Rural Housing Trust 1987-1 Senior Mortgage
  Pass-Thru Subordinated Certificates, Class 3B,
  7.33%, Due 4/01/26                            10,322,937          10,563,680
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securites:
  Series 1991-1, 7.1835%, Due 3/25/20            2,087,967           2,164,971
  Series 1992-3, Class A-2, 7.2812%, Due 6/25/20 5,749,720           5,742,533
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.7047%, Due
  11/25/30                                       1,180,198           1,236,624
Ryland Mortgage Securities Corporation IV Variable
  Rate Collateralized Mortgage Bonds, Series 2,
  Class 3-A, 11.9079%, Due 6/25/23               1,738,733           1,821,861
SWP Mortgage Securities Trust Mortgage
  Pass-Thru Certificates, Series 1993-1, Class A,
  6.54%, Due 12/15/02 (Acquired 1/23/98;
  Cost $3,471,317) (b)                           3,449,756           3,548,936
Salomon Brothers Mortgage Securities VI, Inc.
  Stripped Coupon Mortgage Pass-Thru
  Certificates, Series 1987-3, Class A, Principal
  Only, Due 10/23/17                             1,398,230           1,204,558
Sequoia Mortgage Trust Adjustable Rate
  Asset-Backed Certificates, Series 3, Class M-1,
  6.85%, Due 6/25/28                            11,127,300          11,349,846
Shearson Lehman Pass-Thru Securities, Inc. Asset
  Trust Variable Rate Pass-Thru Certificates,
  Series 88-3, 7.3839%, Due 9/15/18              5,182,728           5,195,685
Structured Mortgage Trust Commercial Mortgage-
  Backed Securities, 7.5484%, Due 1/30/06
  (Acquired 5/12/98; Cost $10,592,586) (b)      10,712,139          10,199,992
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series
  1992-5, Class BO, Principal Only, Due 6/25/23    774,720             648,517
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $237,150,313)                                   237,851,054
--------------------------------------------------------------------------------

FOREIGN BONDS 0.8%
Shaw Communications, Inc. Debentures, 8.54%,
 Due 9/30/27                                    18,091,000          10,514,888
--------------------------------------------------------------------------------
Total Foreign Bonds (Cost $11,803,448)                              10,514,888
--------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 17.8%
FHLMC Participation Certificates:
 6.50%, Due 5/01/04                              1,043,534           1,051,360
 8.50%, Due 4/01/01 thru 1/01/05                   690,178             712,037
 8.75%, Due 10/01/01                               487,679             492,328
 9.00%, Due 5/01/06 thru 08/01/18               11,344,223          12,045,658
 9.50%, Due 3/01/11                                356,483             379,565
 9.75%, Due 8/01/02                              1,478,131           1,509,465
 10.25%, Due 7/01/09 thru 1/01/10                  508,818             533,036
 10.50%, Due 1/01/16 thru 7/01/19               11,983,473          13,081,270
 10.75%, Due 9/01/09  thru 10/01/17                553,456             585,362
 11.25%, Due 11/01/09                              413,825             441,761
FHLMC Variable Rate Participation Certificates,
 7.597%, Due 5/01/26                             8,206,624           8,514,372
FNMA Guaranteed Real Estate Mortgage Investment
 Conduit Pass-Thru Certificates:
 8.00%, Due 12/01/13 thru 9/01/23               13,435,527          13,931,713
 8.50%, Due 4/01/08 thru 2/01/23                24,085,491          25,210,293
 9.00%, Due 11/01/24                             2,612,547           2,771,946
 9.40%, Due 10/25/19                            14,017,380          14,917,300
 9.50%, Due 2/01/11 thru 3/01/15                 9,410,883          10,068,717
 10.00%, Due 7/01/04 thru 6/25/19               16,512,484          18,026,754
 11.00%, Due 10/15/20                           25,956,766          28,641,735
 12.00%, Due 3/01/17                             5,389,377           5,907,215
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates,
 Series 1992-41, Class J, Accretion Directed
 Interest Only, 1005.0493%, Due 12/25/02             1,417              16,717
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Variable Rate Pass-Thru
 Certificates, Series 1995-G2, Class IO, Interest
 Only, 3.1726%, Due 5/25/20                     10,148,509           1,317,940
FNMA Stripped Mortgage-Backed Securities:
 Series 107, Class 1, Principal Only, Due
 10/25/06                                        2,141,205           1,967,232
 Series 1993-M1, Class N, Interest Only, 0.84%,
 Due 4/25/20                                     8,875,672              52,721
GNMA Guaranteed Pass-Thru Certificates:
 7.50%, Due 12/15/07                             6,022,575           6,250,117
 9.00%, Due 11/15/24                             2,180,530           2,331,944
 9.75%, Due 9/15/05 thru 11/15/05                1,438,802           1,539,766
 10.00%, Due 2/20/18                               521,045             567,985
 11.50%, Due 4/15/13                                40,757              45,767
 12.50%, Due 4/15/19                            23,909,559          27,227,010
Small Business Administration Guaranteed Loan,
 Group #0190, Variable Rate Interest Only
 Certificates, 3.114%, Due 7/30/18              17,888,799           1,923,046
USGI FHA Insured Project Pool #2047, 6.90%,
 Due 8/01/14                                       444,553             435,662
USGI FHA Insured Project Pool Banco 85, 7.4403%,
 Due 11/24/19                                    3,215,805           3,231,369
Unites States Treasury Notes:
 5.25%, Due 8/15/03                             24,105,000          25,159,618
 6.50%, Due 5/15/05                              5,700,000           6,343,034
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
 (Cost $236,118,794)                                               237,231,815
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                    STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                  Shares or
                                                  Principal            Value
                                                   Amount            (Note 2)
--------------------------------------------------------------------------------
PREFERRED STOCKS 5.5%
California Federal Preferred Capital Corporation
  9.125% Series A Exchangeable                     320,000           8,200,000
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 11/15/96 -
  5/21/98; Cost $16,309,146) (b)                   574,479          15,798,173
Norwest Corporation Series A Cumulative Tracking
  Preferred Stock/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $23,000,000) (b)        115,000          23,806,610
Parmalat Capital Finance 8.1523% Series B          300,000           7,050,000
TCI Communciations Financing IV Trust 9.72%        300,000           8,175,000
Webster Capital Corporation 7.375% Series A         10,000          10,112,500
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $73,061,379)                           73,142,283
--------------------------------------------------------------------------------

OPTIONS 0.4%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of 100 beginning 4/09/04 and
  expiring 4/09/25.)                            39,583,333           5,094,375
--------------------------------------------------------------------------------
Total Options (Cost $1,832,838)                                      5,094,375
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.6%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc., 4.75% $      100                 100
General Mills, Inc., 4.83%                          96,100              96,100
Pitney Bowes Credit Corporation, 4.83%             431,900             431,900
                                                                       -------
                                                                       528,100
Corporate Bonds 1.3%
Amerco Asset-Backed Bonds, 6.65%, Due 10/15/99
  (Acquired 10/17/97; Cost $9,996,500) (b)      10,000,000           9,874,500
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired 5/13/96 - 5/28/96;
  Cost $7,000,000) (b)                               7,000           7,084,315
                                                                    ----------
                                                                    16,958,815
Repurchase Agreements 0.1%
ABN AMRO Chicago Corporation (Dated 10/30/98),
  5.40%, Due 11/02/98 (Repurchase proceeds
  $1,000,450); Collateralized by: $1,000,000
  Federal Home Loan Bank Bonds, 5.33%, Due
  9/22/05 (Market Value $1,018,066) (d)          1,000,000           1,000,000

United States Government Issues  0.2%
United States Treasury Bills, Due 11/19/98 thru
  1/14/99 (c)                                    2,375,000           2,365,039
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,887,738)                     20,851,954
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,320,136,381) 99.5%      1,322,757,346
Other Assets and Liabilities, Net 0.5%                               6,377,266
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,329,134,612
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                      Underlying    Unrealized
                                         Expiration   Face Amount  Appreciation
                                            Date       at Value   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 1,450 Ninety-Day Euro-Dollar                12/99   $346,223,750   $1,654,000
Sold:
    40 Five-Year U.S. Treasury Notes         12/98      4,585,625     (107,925)
   721 Ten-Year U.S. Treasury Notes          12/98     86,790,375   (2,672,195)
   180 U.S. Treasury Bonds                   12/98     23,203,125      124,281


--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                         Settlement            Value              Unrealized
                            Date               in USD            Appreciation
--------------------------------------------------------------------------------
Sold:
 17,095,000 CAD           12/17/98          $11,083,089            $274,583


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                      Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                 --         $     --
Options written during the period                          55          (24,348)
Options closed                                            (55)          24,348
Options expired                                            --               --
Options exercised                                          --               --
                                                          ---         --------
Options outstanding at end of period                       --               --
                                                          ---         --------
                                                          ---         --------
Closed options resulted in a capital loss of $2,945.



================================================================================
                     STRONG SHORT-TERM HIGH YIELD BOND FUND
================================================================================
                                                 Shares or
                                                 Principal             Value
                                                  Amount             (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 86.1%
Adelphia Communications Corporation Senior
 Debentures, 11.875%, Due 9/15/04               $1,000,000          $1,070,000
Adelphia Communications Corporation Senior
 Notes, 8.125%, Due 7/15/03 (Acquired
 6/29/98; Cost $1,989,760) (b)                   2,000,000           1,990,000
Affinity Group, Inc. Senior Subordinated Notes,
 11.50%, Due 10/15/03                            2,000,000           2,035,000
Alliance Imaging, Inc. Senior Subordinated
 Floating Rate Notes, 9.94%, Due 12/15/05        1,500,000           1,282,500
Allied Waste North America, Inc. Senior
 Subordinated Notes, 10.25%, Due 12/01/06        3,000,000           3,292,500
Atlas Air, Inc. Pass-Thru Trust Certificates,
 12.25%, Due 12/01/02                            2,450,000           2,656,841
Aztar Corporation Senior Subordinated Notes,
 13.75%, Due 10/01/04                            1,850,000           1,965,625
Benedek Broadcasting Corporation Senior Notes,
 11.875%, Due 3/01/05                            2,000,000           2,050,000
Call-Net Enterprises, Inc. Senior Discount Notes,
 Zero %, Due 12/01/04 (Rate Reset Effective
 12/01/99)                                       2,600,000           2,431,000
Cencall Communications Corporation Senior
 Discount Notes, Zero %, Due 1/15/04 (Rate
 Reset Effective 1/15/99)                        1,000,000             940,000
Centennial Cellular Corporation Senior Notes,
 8.875%, Due 11/01/01                            2,635,000           2,648,175
Coinmach Corporation Senior Notes, Series D,
 11.75%, Due 11/15/05                            2,000,000           2,060,000
Dawson Production Services Senior Notes,
 9.375%, Due 2/01/07                             2,500,000           2,512,500
Dial Call Communications, Inc. Senior Discount
 Notes, Series B, Zero %, Due 12/15/05 (Rate
 Reset Effective 12/15/98)                       1,000,000             962,500
Echostar Communications Corporation
 Senior Secured Discount Notes, Zero %,
 Due 6/01/04 (Rate Reset Effective 6/01/99)      2,000,000           1,962,500
Graham Packaging Company/GPC Capital
 Corporation I Floating Rate Notes, 9.375%,
 Due 1/15/08                                     1,000,000             935,000
Horseshoe Gaming LLC Senior Notes, Series B,
 12.75%, Due 9/30/00                             4,314,000           4,594,410

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 1998
--------------------------------------------------------------------------------
================================================================================
                     STRONG SHORT-TERM HIGH YIELD BOND FUND
================================================================================
                                                 Shares or
                                                 Principal             Value
                                                  Amount             (Note 2)
--------------------------------------------------------------------------------
Huntsman Specialty Chemicals Corporation
  Floating Rate Term Loans, 8.00%, Due 3/17/07
  (Acquired 5/28/98; Cost $3,048,000) (b)       $3,000,000         $ 2,925,000
INDSPEC Chemical Corporation Senior
  Subordinated Discount Notes, Series B, Zero %,
  Due 12/01/03 (Rate Reset Effective 12/01/98)   2,000,000           2,072,500
Interlake Corporation Senior Subordinated
  Debentures, 12.125%, Due 3/01/02               2,000,000           1,880,000
Key Plastics, Inc. Senior Notes, 14.00%,
  Due 11/15/99                                   1,900,000           2,004,500
MJD Communications, Inc. Floating Rate Notes,
  10.00%, Due 5/01/08 (Acquired 4/30/98;
  Cost $3,000,000) (b)                           3,000,000           2,865,000
Metronet Communications Corporation Senior
  Notes, 12.00%, Due 8/15/07                     3,000,000           3,165,000
Mobile Telecommunication Technologies
  Corporation Senior Notes, 13.50%, Due
  12/15/02                                       5,000,000           5,462,500
NL Industries Senior Secured Notes, 11.75%,
  Due 10/15/03                                   3,819,000           3,990,855
NS Group, Inc. Senior Notes, 13.50%,
  Due 7/15/03                                    2,000,000           2,140,000
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                            2,000,000           2,110,000
Pegasus Media & Communications, Inc. Senior
  Subordinated Notes, Series B, 12.50%, Due
  7/01/05                                        3,000,000           3,225,000
Premier Parks, Inc. Senior Notes, Series A,
  12.00%, Due 8/15/03                            2,000,000           2,150,000
Qwest Communications International, Inc. Senior
  Notes, Series B, 10.875%, Due 4/01/07          5,000,000           5,762,500
SD Warren Company Senior Subordinated Notes,
  Series B, 12.00%, Due 12/15/04                 2,000,000           2,170,000
Showboat Marina Casino Partnership/Showboat
  Marina Finance Corporation First Mortgage
  Notes, Series B, 13.50%, Due 3/15/03           2,000,000           2,270,000
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                           1,530,000           1,629,450
Superior Financial Corporation Senior Notes,
  8.65%, Due 4/01/03 (Acquired 3/27/98; Cost
  $2,000,000) (b)                                2,000,000           2,040,000
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01   3,660,000           3,684,873
United Stationer Supply Senior Subordinated
  Notes, 12.75%, Due 5/01/05                     2,000,000           2,230,000
Young Broadcasting, Inc. Senior Subordinated
  Notes, 11.75%, Due 11/15/04                    2,200,000           2,310,000
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $93,709,850)                            91,475,729
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 2.5%
Corporate Express, Inc. Subordinated Notes,
  4.50%, Due 7/01/00                             3,000,000           2,662,500
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,808,009)                            2,662,500
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 5.5%
Blaylock Mortgage Capital Corporation
  Subordinated Bonds, Series 1997-A, Class B3,
  6.425%, Due 10/15/03 (Acquired 3/11/98;
  Cost $1,884,687) (b)                           2,000,000           1,787,500
Lehman Relocation Mortgage Trust Subordinated
  Variable Rate Mortgage-Backed Certificates,
  Series 1997-2, Class B1, 7.1263%, Due 6/28/26
  (Acquired 10/26/98; Cost $2,058,810) (b)       2,465,640           2,058,810
Oregon Commercial Mortgage, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class E, 9.9487%, Due 6/25/26
  (Acquired 5/13/98; Cost $2,080,625) (b)        2,000,000           2,005,000
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
 Securities (Cost $6,027,101)                                        5,851,310
--------------------------------------------------------------------------------

PREFERRED STOCKS 1.4%
El Paso Electric Company 11.40% Series A (e)        13,593           1,447,618
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $1,481,223)                             1,447,618
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.8%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc., 4.75%  $     100                 100
General Mills, Inc., 4.83%                          98,600              98,600
Pitney Bowes Credit Corporation, 4.83%             106,000             106,000
Warner Lambert Company, 4.75%                       14,300              14,300
Wisconsin Electric Power Company, 4.75%            184,900             184,900
                                                                       -------
                                                                       403,900
Repurchase Agreements 1.3%
ABN-AMRO Chicago Corporation (Dated 10/30/98),
 5.40%, Due 11/02/98 (Repurchase proceeds
 $1,400,630); Collateralized by: $1,430,000
 Federal Home Loan Bank Bonds, 5.16%, Due
 4/22/02 (Market Value $1,428,696) (d)           1,400,000           1,400,000
United States Government Issues 0.1%
United States Treasury Bills, Due 11/27/98
 thru 1/28/99 (c)                                   95,000              94,507
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,898,342)                       1,898,407
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $105,924,525) 97.3%          103,335,564
Other Assets & Liabilities, Net 2.7%                                 2,898,862
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $106,234,426
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                               Underlying
                               Expiration     Face Amount         Unrealized
                                  Date          at Value         Appreciation
--------------------------------------------------------------------------------
Purchased:
 125 Ninety-Day Euro-Dollar       6/99        $29,882,813          $274,063
  60 Ninety-Day Euro-Dollar      12/99         14,326,500            87,675


CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
CAD Canadian Dollar
USD United States Dollar


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Restricted Security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
October 31, 1998
                                                                                  (In Thousands, Except Per Share Amounts)

                                                                        STRONG CORPORATE    STRONG GOVERNMENT   STRONG HIGH-YIELD
                                                                            BOND FUND        SECURITIES FUND        BOND FUND
                                                                        ----------------    -----------------   -----------------
ASSETS:
  Investments in Securities, at Value (Cost of $821,373, $1,316,208
    and $504,116, respectively)                                              $812,124          $1,340,211            $467,232
  Receivable for Securities and Forward Foreign Currency Contracts Sold        26,423              13,302               1,878
  Receivable for Fund Shares Sold                                                 224               1,344                 230
  Dividends and Interest Receivable                                            16,150              16,382               9,274
                                                                             --------          ----------            --------
  Total Assets                                                                854,921           1,371,239             478,614
LIABILITIES:
  Payable for Securities Purchased                                             30,039              54,797              11,126
  Payable for Fund Shares Redeemed                                                175                 777                  34
  Dividends Payable                                                             4,488               5,678               3,980
  Accrued Operating Expenses and Other Liabilities                              1,572               1,085                 974
                                                                             --------          ----------            --------
  Total Liabilities                                                            36,274              62,337              16,114
                                                                             --------          ----------            --------
NET ASSETS                                                                   $818,647          $1,308,902            $462,500
                                                                             ========          ==========            ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                              $836,081          $1,259,212            $495,767
  Accumulated Net Investment Loss                                                  --                (672)                 (7)
  Accumulated Net Realized Gain (Loss)                                         (7,722)             25,678               2,852
  Net Unrealized Appreciation/Depreciation                                     (9,712)             24,684             (36,112)
                                                                             --------          ----------            --------
  Net Assets                                                                 $818,647          $1,308,902            $462,500
                                                                             ========          ==========            ========

Capital Shares Outstanding (Unlimited Number Authorized)                       73,835             118,603              43,112

NET ASSET VALUE PER SHARE                                                      $11.09              $11.04              $10.73
                                                                               ======              ======              ======

                                                                                          STRONG SHORT-TERM   STRONG SHORT-TERM HIGH
                                                                                              BOND FUND          YIELD BOND FUND
                                                                                          -----------------   ----------------------
ASSETS:
  Investments in Securities, at Value (Cost of $1,320,136
    and $105,925, respectively)                                                                $1,322,757            $103,336
  Receivable for Securities and Forward Foreign Currency Contracts Sold                            15,991               3,536
  Receivable for Fund Shares Sold                                                                      90                  92
  Dividends and Interest Receivable                                                                20,913               2,538
  Other Assets                                                                                        427                  --
                                                                                               ----------            --------
  Total Assets                                                                                  1,360,178             109,502
LIABILITIES:
  Payable for Securities Purchased                                                                 22,672               2,455
  Payable for Fund Shares Redeemed                                                                    409                  --
  Dividends Payable                                                                                 7,855                 647
  Accrued Operating Expenses and Other Liabilities                                                    107                 166
                                                                                               ----------            --------
  Total Liabilities                                                                                31,043               3,268
                                                                                               ----------            --------
NET ASSETS                                                                                     $1,329,135            $106,234
                                                                                               ==========            ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                                                $1,427,655            $108,131
  Accumulated Net Investment Loss                                                                    (621)                 --
  Accumulated Net Realized Gain (Loss)                                                            (99,793)                330
  Net Unrealized Appreciation/Depreciation                                                          1,894              (2,227)
                                                                                               ----------            --------
  Net Assets                                                                                   $1,329,135            $106,234
                                                                                               ==========            ========
Capital Shares Outstanding (Unlimited Number Authorized)                                          138,901              10,417

NET ASSET VALUE PER SHARE                                                                           $9.57              $10.20
                                                                                                    =====              ======

                                                       See Notes to Financial Statements.
                                                                                                                           25


STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 1998
                                                                                             (In Thousands)

                                                                        STRONG CORPORATE    STRONG GOVERNMENT   STRONG HIGH-YIELD
                                                                            BOND FUND        SECURITIES FUND        BOND FUND
                                                                        ----------------    -----------------   -----------------
INCOME:
  Interest                                                                   $48,738              $66,228             $54,425
  Dividends                                                                    2,231                1,174               4,778
                                                                             -------              -------             -------
  Total Income                                                                50,969               67,402              59,203
EXPENSES:
  Investment Advisory Fees                                                     4,337                6,371               3,841
  Custodian Fees                                                                  32                   48                  32
  Shareholder Servicing Costs                                                  1,379                1,737                 854
  Other                                                                          278                  313                 170
                                                                             -------              -------             -------
  Total Expenses                                                               6,026                8,469               4,897
                                                                             -------              -------             -------
NET INVESTMENT INCOME                                                         44,943               58,933              54,306
REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                               11,955               27,186               2,504
    Futures Contracts, Options and Forward Foreign Currency Contracts          1,359               (1,937)                558
    Foreign Currencies                                                           (13)                  --                  20
                                                                             -------              -------             -------
  Net Realized Gain                                                           13,301               25,249               3,082

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                              (18,288)               4,892             (49,563)
    Futures Contracts, Options and Forward Foreign Currency Contracts           (248)               3,465               1,233
                                                                             -------              -------             -------
  Net Change in Unrealized Appreciation/Depreciation                         (18,536)               8,357             (48,330)
                                                                             -------              -------             -------
NET GAIN (LOSS) ON INVESTMENTS                                                (5,235)              33,606             (45,248)
                                                                             -------              -------             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $39,708              $92,539             $ 9,058
                                                                             =======              =======             =======

                                                                                          STRONG SHORT-TERM   STRONG SHORT-TERM HIGH
                                                                                              BOND FUND          YIELD BOND FUND
                                                                                          -----------------   ----------------------
INCOME:
  Interest                                                                                       $ 95,400              $7,195
  Dividends                                                                                         5,805                  41
                                                                                                 --------              ------
  Total Income                                                                                    101,205               7,236
EXPENSES:
  Investment Advisory Fees                                                                          8,397                 540
  Custodian Fees                                                                                       49                   5
  Shareholder Servicing Costs                                                                       2,177                 116
  Federal and State Registration Fess                                                                  77                  91
  Other                                                                                               115                  40
                                                                                                 --------              ------
  Total Expenses                                                                                   10,815                 792
                                                                                                 --------              ------
NET INVESTMENT INCOME                                                                              90,390               6,444
REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                                                       475                 362
    Futures Contracts, Options and Forward Foreign Currency Contracts                             (20,398)                (30)
    Foreign Currencies                                                                                 25                  --
                                                                                                 --------              ------
  Net Realized Gain (Loss)                                                                        (19,898)                332
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                                   (15,976)             (2,353)
    Futures Contracts, Options and Forward Foreign Currency Contracts                               6,700                 362
                                                                                                 --------              ------
  Net Change in Unrealized Appreciation/Depreciation                                               (9,276)             (1,991)
                                                                                                 --------              ------
NET LOSS ON INVESTMENTS                                                                           (29,174)             (1,659)
                                                                                                 --------              ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $61,216              $4,785
                                                                                                  =======              ======


                                                                    See Notes to Financial Statements.
26


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             (In Thousands)

                                                                        STRONG CORPORATE                    STRONG GOVERNMENT
                                                                           BOND FUND                         SECURITIES FUND
                                                                   ----------------------------       ----------------------------
                                                                     Year Ended    Year Ended          Year Ended     Year Ended
                                                                   Oct. 31, 1998  Oct. 31, 1997       Oct. 31, 1998  Oct. 31, 1997
                                                                   -------------  -------------       -------------  -------------
OPERATIONS:
   Net Investment Income                                              $ 44,943       $ 24,340          $1,058,933       $ 44,125
   Net Realized Gain                                                    13,301         12,133              25,249         11,201
   Net Change in Unrealized Appreciation/Depreciation                  (18,536)         3,082               8,357          7,916
                                                                      --------       --------          ----------       --------
   Net Increase in Net Assets Resulting from Operations                 39,708         39,555              92,539         63,242
DISTRIBUTIONS:
   From Net Investment Income                                          (44,943)       (24,340)            (58,933)       (44,125)
   In Excess of Net Investment Income                                     (605)            --                  --             --
                                                                      --------       --------          ----------       --------
   Total Distributions                                                 (45,548)       (24,340)            (58,933)       (44,125)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                           594,283        290,340             834,332        426,918
   Proceeds from Reinvestment of Distributions                          38,336         19,815              51,706         37,418
   Payment for Shares Redeemed                                        (300,425)      (130,685)           (454,209)      (277,671)
                                                                      --------       --------          ----------       --------
   Increase in Net Assets from Capital Share Transactions              332,194        179,470             431,829        186,665
                                                                      --------       --------          ----------       --------
TOTAL INCREASE IN NET ASSETS                                           326,354        194,685             465,435        205,782
NET ASSETS:
   Beginning of Year                                                   492,293        297,608             843,467        637,685
                                                                      --------       --------          ----------       --------
   End of Year                                                        $818,647       $492,293          $1,308,902       $843,467
                                                                      ========       ========          ==========       ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                 52,726         26,715              76,823         40,687
   Issued in Reinvestment of Distributions                               3,400          1,833               4,773          3,570
   Redeemed                                                            (26,709)       (12,097)            (41,806)       (26,516)
                                                                        ------         ------              ------         ------
   Net Increase in Shares of the Fund                                   29,417         16,451              39,790         17,741
                                                                        ======         ======              ======         ======

                                                                         STRONG HIGH-YIELD                 STRONG SHORT-TERM
                                                                              BOND FUND                         BOND FUND
                                                                   ----------------------------       ----------------------------
                                                                    Year Ended     Year Ended          Year Ended     Year Ended
                                                                   Oct. 31, 1998  Oct. 31, 1997       Oct. 31, 1998  Oct. 31, 1997
                                                                   -------------  -------------       -------------  -------------
OPERATIONS:
   Net Investment Income                                              $ 54,306       $ 35,544          $   90,390     $1,387,171
   Net Realized Gain (Loss)                                              3,082         15,012             (19,898)         3,621
   Net Change in Unrealized Appreciation/Depreciation                  (48,330)         8,476              (9,276)          (186)
                                                                      --------       --------          ----------     ----------
   Net Increase in Net Assets Resulting from Operations                  9,058         59,032              61,216         90,606
DISTRIBUTIONS:
   From Net Investment Income                                          (54,306)       (35,544)            (90,390)       (87,171)
   In Excess of Net Investment Income                                     (353)            (9)               (224)          (244)
   From Net Realized Gains                                             (14,785)        (3,167)                 --             --
                                                                      --------       --------          ----------     ----------
   Total Distributions                                                 (69,444)       (38,720)            (90,614)       (87,415)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                           675,258        820,857             576,621        620,442
   Proceeds from Reinvestment of Distributions                          56,535         30,446              75,870         72,872
   Payment for Shares Redeemed                                        (718,871)      (578,653)           (603,753)      (534,521)
                                                                      --------       --------          ----------     ----------
   Increase in Net Assets from Capital Share Transactions               12,922        272,650              48,738        158,793
                                                                      --------       --------          ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (47,464)       292,962              19,340        161,984
NET ASSETS:
   Beginning of Year                                                   509,964        217,002           1,309,795      1,147,811
                                                                      --------       --------          ----------     ----------
   End of Year                                                        $462,500       $509,964          $1,329,135     $1,309,795
                                                                      ========       ========          ==========     ==========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                 56,756         70,489              59,071         63,352
   Issued in Reinvestment of Distributions                               4,758          2,617               7,768          7,441
   Redeemed                                                            (61,112)       (49,664)            (61,901)       (54,580)
                                                                       -------        -------             -------        -------
   Net Increase in Shares of the Fund                                      402         23,442               4,938         16,213
                                                                       =======        =======             =======        =======
                                                     See Notes to Financial Statements.
                                                                                                                              27


STATEMENTS OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------
                                                                       (In Thousands)

                                                                   STRONG SHORT-TERM HIGH
                                                                       YIELD BOND FUND
                                                                 ----------------------------
                                                                   Year Ended     Year Ended
                                                                 Oct. 31, 1998  Oct. 31, 1997
                                                                 -------------  -------------
                                                                                   (Note 1)
OPERATIONS:
   Net Investment Income                                            $  6,444        $   624
   Net Realized Gain                                                     332            255
   Net Change in Unrealized Appreciation/Depreciation                 (1,991)          (236)
                                                                    --------        -------
   Net Increase in Net Assets Resulting from Operations                4,785            643
DISTRIBUTIONS:
   From Net Investment Income                                         (6,444)          (624)
   From Net Realized Gains                                              (256)            --
                                                                    --------        -------
   Total Distributions                                                (6,700)          (624)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                         153,366         55,814
   Proceeds from Reinvestment of Distributions                         5,490            292
   Payment for Shares Redeemed                                       (95,526)       (11,306)
                                                                    --------        -------
   Increase in Net Assets from Capital Share Transactions             63,330         44,800
                                                                    --------        -------
TOTAL INCREASE IN NET ASSETS                                          61,415         44,819
NET ASSETS:
   Beginning of Year                                                  44,819             --
                                                                    --------        -------
   End of Year                                                      $106,234        $44,819
                                                                    ========        =======
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                               14,716          5,449
   Issued in Reinvestment of Distributions                               527             28
   Redeemed                                                           (9,203)        (1,100)
                                                                       -----          -----
   Net Increase in Shares of the Fund                                  6,040          4,377
                                                                       =====          =====



                               See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1998

1. ORGANIZATION
   The Strong Income Funds consist of Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.), Strong Short-Term Bond Fund, Inc., and Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc.). The Funds are diversified, open-end management investment companies registered under the Investment Company Act of 1940. Strong Short-Term High Yield Bond Fund commenced operations on July 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at October 31, 1998 were as follows:

                                                   Aggregate        Aggregate     Percent of
                                                     Cost          Fair Value     Net Assets     Liquid*
                                                 ------------     ------------    ----------     -------
          STRONG CORPORATE BOND FUND             $151,031,490     $147,052,394       18.0%        90.0%
          STRONG GOVERNMENT SECURITIES FUND        38,909,858       39,036,766        3.0%        73.4%
          STRONG HIGH-YIELD BOND FUND             118,795,659      108,836,116       23.5%        95.3%
          STRONG SHORT-TERM BOND FUND             395,756,052      391,076,624       29.4%        81.8%
          STRONG SHORT-TERM HIGH YIELD BOND FUND   16,061,882       15,671,310       14.8%        88.6%

          *Percentage of aggregate fair value of restricted securities is either
          Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
October 31, 1998

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral, including accrued interest, exceeds the amounts owed to the Funds under each repurchase agreement by at least 2%.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective Fund: Strong Government Securities Fund 0.60%, Strong Corporate Bond Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund, and Strong Short-Term High Yield Bond Fund 0.625%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

--------------------------------------------------------------------------------

   Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the year ended October 31, 1998 is as follows:

                                                        Payable to         Other Shareholder     Unaffiliated
                                                        Advisor at        Servicing Expenses      Directors'
                                                     October 31, 1998       Paid to Advisor          Fees
                                                     ----------------     ------------------     ------------
        STRONG CORPORATE BOND FUND                      $ 64,060                $22,957            $ 6,441
        STRONG GOVERNMENT SECURITIES FUND                114,368                  5,368              9,969
        STRONG HIGH-YIELD BOND FUND                       54,810                  6,055              6,441
        STRONG SHORT-TERM BOND FUND                       55,272                 22,056             14,450
        STRONG SHORT-TERM HIGH YIELD BOND FUND            96,867                    998              1,525

4. LINE OF CREDIT
     The Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At October 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5. INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended October 31, 1998 were as follows:

                                                               Purchases                                  Sales
                                                   ----------------------------------     ----------------------------------
                                                   U.S. Government                        U.S. Government
                                                      and Agency           Other             and Agency            Other
                                                   ---------------     --------------     ---------------     --------------
           STRONG CORPORATE BOND FUND              $1,018,135,549      $1,786,800,066     $1,024,632,764      $1,453,743,227
           STRONG GOVERNMENT SECURITIES FUND        2,769,886,985         558,514,998      2,309,357,668         589,665,569
           STRONG HIGH-YIELD BOND FUND                         --       1,304,634,403                 --       1,294,670,349
           STRONG SHORT-TERM BOND FUND                375,331,681       1,480,243,008        357,970,767       1,448,931,052
           STRONG SHORT-TERM HIGH YIELD BOND FUND              --         214,465,930                 --         154,850,460

6. INCOME TAX INFORMATION
     At October 31, 1998, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                                                                                      Net
                                              Federal Tax       Unrealized       Unrealized       Appreciation/  Net Capital Loss
                                                  Cost         Appreciation     Depreciation     (Depreciation)     Carryovers
                                            --------------     ------------     ------------     --------------  ----------------
     STRONG CORPORATE BOND FUND             $  821,680,036      $13,117,624      $22,673,905      ($9,556,281)     $ 7,180,022
     STRONG GOVERNMENT SECURITIES FUND       1,318,206,193       30,770,219        8,765,507       22,004,712               --
     STRONG HIGH-YIELD BOND FUND               504,220,399        4,930,588       41,919,184      (36,988,596)              --
     STRONG SHORT-TERM BOND FUND             1,324,453,795       23,944,947       25,641,396       (1,696,449)      96,417,466
     STRONG SHORT-TERM HIGH YIELD BOND FUND    106,081,209           67,923        2,813,568       (2,745,645)              --

     During the year ended October 31, 1998, the Funds paid no capital gain distributions (taxable as long-term capital gains at 20%) to shareholders.

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the period ended October 31, 1998 which is designated as qualifying for the dividends-received deduction is as follows (unaudited):
     Strong Corporate Bond Fund 3.5%, Strong Government Securities Fund 2.0%, Strong High-Yield Bond Fund 6.9%, Strong Short-Term Bond Fund 4.1%, and Strong Short-Term High Yield Bond Fund 0.0%.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND
--------------------------------------------------------------------------------------------------------------------
                                                           SELECTED PER-SHARE DATA (a)
                  --------------------------------------------------------------------------------------------------
                               Income From Investment Operations              Less Distributions
                             ------------------------------------   -------------------------------------
                                         Net Realized
                  Net Asset             and Unrealized    Total                 In Excess                  Net Asset
                    Value,      Net         Gains         from       From Net     of Net                     Value,
                  Beginning  Investment  (Losses) on   Investment   Investment  Investment      Total        End of
Year Ended        of Period    Income    Investments   Operations     Income      Income    Distributions    Period
Oct. 31, 1998      $11.08      $0.73        $0.02         $0.75      ($0.73)      ($0.01)      ($0.74)       $11.09
Oct. 31, 1997       10.64       0.74         0.44          1.18       (0.74)          --        (0.74)        11.08
Oct. 31, 1996       10.56       0.73         0.08          0.81       (0.73)          --        (0.73)        10.64
Oct. 31, 1995 (b)    9.36       0.63         1.22          1.85       (0.63)       (0.02)       (0.65)        10.56
Dec. 31, 1994       10.24       0.73        (0.87)        (0.14)      (0.73)       (0.01)       (0.74)         9.36

                                     Ratios and Supplemental Data
                     ---------------------------------------------------------
                                  Net                  Ratio of Net
                                Assets,     Ratio of    Investment
                                End of      Expenses      Income     Portfolio
                      Total   Period (In   to Average   to Average   Turnover
Year Ended           Return    Millions)   Net Assets   Net Assets     Rate
Oct. 31, 1998         +6.8%       $819        0.9%         6.5%       366.9%
Oct. 31, 1997        +11.5%        492        1.0%         6.8%       542.4%
Oct. 31, 1996         +8.0%        298        1.0%         7.0%       672.8%
Oct. 31, 1995 (b)    +20.3%        218        1.0%*        7.5%*      621.4%
Dec. 31, 1994         -1.3%        123        1.1%*        7.6%*      603.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.

STRONG GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------
                                                      SELECTED PER-SHARE DATA (a)
               ---------------------------------------------------------------------------------------------------
                             Income From Investment Operations                Less Distributions
                           -------------------------------------   -------------------------------------
                                       Net Realized
                Net Asset             and Unrealized    Total                  In Excess                 Net Asset
                  Value,      Net         Gains         from        From Net     of Net                    Value,
                Beginning  Investment  (Losses) on    Investment   Investment  Investment      Total      End of
Year Ended      of Period    Income    Investments    Operations     Income      Income    Distributions  Period
Oct. 31, 1998     $10.70     $0.60       $0.34          $0.94       ($0.60)         --        ($0.60)     $11.04
Oct. 31, 1997      10.44      0.65        0.26           0.91        (0.65)         --         (0.65)      10.70
Oct. 31, 1996      10.60      0.63       (0.16)          0.47        (0.63)         --         (0.63)      10.44
Oct. 31, 1995 (b)   9.63      0.54        0.99           1.53        (0.54)     ($0.02)        (0.56)      10.60
Dec. 31, 1994      10.61      0.62       (0.98)         (0.36)       (0.62)         --         (0.62)       9.63


                                     Ratios and Supplemental Data
                     ---------------------------------------------------------
                                  Net                  Ratio of Net
                                Assets,     Ratio of    Investment
                                End of      Expenses      Income     Portfolio
                      Total   Period (In   to Average   to Average   Turnover
Year Ended           Return    Millions)   Net Assets   Net Assets     Rate
Oct. 31, 1998         +9.1%    $1,309         0.8%         5.5%       284.1%
Oct. 31, 1997         +9.1%       843         0.8%         6.2%       474.9%
Oct. 31, 1996         +4.6%       638         0.9%         6.0%       457.6%
Oct. 31, 1995 (b)    +16.2%       456         0.9%*        6.2%*      409.2%
Dec. 31, 1994         -3.4%       277         0.9%         6.2%       479.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.


STRONG HIGH-YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                     SELECTED PER-SHARE DATA (a)
                -----------------------------------------------------------------------------------------------------------------
                                  Income From Investment Operations                    Less Distributions
                             -----------------------------------------  -----------------------------------------------

                 Net Asset                 Net Realized       Total                 In Excess                           Net Asset
                   Value,       Net       and Unrealized       from      From Net     of Net    From Net                  Value,
                 Beginning   Investment  Gains (Losses) on  Investment  Investment  Investment  Realized      Total       End of
Year Ended       of Period    Income        Investments     Operations    Income      Income      Gains   Distributions   Period
Oct. 31, 1998     $11.94       $1.05          ($0.89)         $0.16      ($1.04)     ($0.01)    ($0.32)      ($1.37)      $10.73
Oct. 31, 1997      11.26        1.05            0.81           1.86       (1.05)         --      (0.13)       (1.18)       11.94
Oct. 31, 1996 (b)  10.00        0.84            1.26           2.10       (0.84)         --         --        (0.84)       11.26

                                             Ratios and Supplemental Data
                     ---------------------------------------------------------------------------
                                  Net                                    Ratio of Net
                                Assets,     Ratio of   Ratio of Expenses  Investment
                                End of      Expenses     to Average Net     Income     Portfolio
                      Total   Period (In   to Average    Assets Without   to Average   Turnover
Year Ended           Return    Millions)   Net Assets       Waivers       Net Assets     Rate
Oct. 31, 1998         +0.9%     $462          0.8%            0.8%            8.8%      224.4%
Oct. 31, 1997        +17.3%      510          0.6%            0.8%            8.9%      409.3%
Oct. 31, 1996 (b)    +21.7%      217          0.0%*           1.0%*           9.6%*     390.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from January 1, 1996 (commencement of operations) to October
     31, 1996.

                      See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND
--------------------------------------------------------------------------------------------------------------------
                                                           SELECTED PER-SHARE DATA (a)
                  --------------------------------------------------------------------------------------------------
                               Income From Investment Operations              Less Distributions
                             ------------------------------------   -------------------------------------
                                         Net Realized
                  Net Asset             and Unrealized    Total                 In Excess                  Net Asset
                    Value,      Net         Gains         from       From Net     of Net                     Value,
                  Beginning  Investment  (Losses) on   Investment   Investment  Investment      Total        End of
Year Ended        of Period    Income    Investments   Operations     Income      Income    Distributions    Period
Oct. 31, 1998      $ 9.78      $0.66        ($0.21)       $0.45      ($0.66)    ($0.00)(c)     ($0.66)       $9.57
Oct. 31, 1997        9.75       0.69          0.03         0.72       (0.69)        --          (0.69)        9.78
Oct. 31, 1996        9.77       0.69         (0.02)        0.67       (0.69)        --          (0.69)        9.75
Oct. 31, 1995 (b)    9.42       0.56          0.35         0.91       (0.56)        --          (0.56)        9.77
Dec. 31, 1994       10.23       0.64         (0.80)       (0.16)      (0.65)        --          (0.65)        9.42

                                  Ratios and Supplemental Data
                     ---------------------------------------------------------
                                  Net                  Ratio of Net
                                Assets,     Ratio of    Investment
                                End of      Expenses      Income     Portfolio
                      Total   Period (In   to Average   to Average   Turnover
Year Ended           Return    Millions)   Net Assets   Net Assets     Rate
Oct. 31, 1998         +4.7%     $1,329        0.8%          6.7%      138.3%
Oct. 31, 1997         +7.6%      1,310        0.9%          7.0%      193.8%
Oct. 31, 1996         +7.1%      1,148        0.9%          7.1%      191.5%
Oct. 31, 1995 (b)     +9.9%      1,083        0.9%*         7.0%*     317.1%
Dec. 31, 1994         -1.6%      1,041        0.9%          6.5%      249.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.
(c)  Amount calculated is less than $0.01.

STRONG SHORT-TERM HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                      SELECTED PER-SHARE DATA (a)
               ---------------------------------------------------------------------------------------------------
                             Income From Investment Operations                Less Distributions
                           -------------------------------------   -------------------------------------
                                       Net Realized
                Net Asset             and Unrealized    Total                                            Net Asset
                  Value,      Net         Gains         from        From Net    From Net                   Value,
                Beginning  Investment      on         Investment   Investment   Realized      Total        End of
Year Ended      of Period    Income    Investments    Operations     Income      Gains    Distributions    Period
Oct. 31, 1998     $10.24     $0.77       $0.01          $0.78       ($0.77)     ($0.05)      ($0.82)       $10.20
Oct. 31, 1997 (b)  10.00      0.25        0.24           0.49        (0.25)         --        (0.25)        10.24

                                  Ratios and Supplemental Data
                     ---------------------------------------------------------
                                  Net                  Ratio of Net
                                Assets,     Ratio of    Investment
                                End of      Expenses      Income     Portfolio
                      Total   Period (In   to Average   to Average   Turnover
Year Ended           Return    Millions)   Net Assets   Net Assets     Rate
Oct. 31, 1998         +7.7%      $106         0.9%         7.4%       190.1%
Oct. 31, 1997 (b)     +4.9%        45         1.0%         7.7%        96.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from July 1, 1997 (commencement of operations) to October 31, 1997. Total return and portfolio turnover rate are not annualized.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Bond Fund, Strong Short-Term High Yield Bond Fund (two of the portfolios constituting Strong Income Funds, Inc.), Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Short-Term Bond Fund, Inc. at October 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 8, 1998

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           Dana J. Russart, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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                              www.strongfunds.com




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                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 9781K98                 AINC